UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

Michael W. Kremenak, Secretary and Chief Legal Officer

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-4198

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

THRIVENT
MUTUAL FUNDS

Annual Report
December 31, 2014

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Dear Shareholder:

U.S. financial markets turned in a strong performance in 2014 as an improving U.S. economy finally broke from the lingering grasp of the 2008 financial crisis. With interest rates and inflation both low, the investment outlook remained generally favorable heading into 2015.

Economic Review

After contracting in the first quarter amid unusually harsh winter weather, the U.S. economy accelerated smartly in 2014, bolstered by strong spending by consumers and businesses. The nation’s gross domestic product (GDP)—the sum of all goods and services produced—expanded at a 4.6% annual rate in the second quarter and a 5% rate in the third quarter, the latter marking its fastest pace in 11 years.

The economy’s strength translated into solid corporate profits and a healthier job market. Nearly 3 million new jobs were created over the course of the year, the most since 1999. The unemployment rate fell to 5.6%, its lowest level since June 2008, from 6.7% a year earlier. Nonetheless, many people who would like to be working full time remain trapped in part-time jobs.

With the economy on sounder footing, the Federal Reserve followed through with plans to wind down quantitative easing, the program in which it had sought to stimulate the economy by purchasing tens of billions of dollars of bonds each month to push long-term interest rates low. The Fed continued to hold short-term rates near 0%, however, and pledged to be patient in raising them. Economists and market analysts widely anticipate that will begin sometime in 2015.

In Europe and China, which are important to the U.S. economy and its financial markets, the picture was less bright. In the Euro area, the economy eked out a scant quarter-over-quarter gain of just 0.2% in the third quarter, while in China, the economy grew 7.4% for the year, a seemingly robust pace that nonetheless marked its weakest annual expansion since 1990. China is attempting a delicate transition from an economy based on government investment in industry and infrastructure to one that, as in the U.S., is based more on consumer spending.

Market Review

Enthused by the improving U.S. economic outlook, investors drove several major U.S. stock market indexes to a succession of record highs over the course of the year. The Dow Jones Industrial Average broke above 18,000 for the first time late in the year, and the Standard & Poor’s 500 Index recorded its first breach above 2,000.

The S&P 500, which tracks large-company stocks, finished the year with a total return of 13.7%, its sixth consecutive annual advance and its third consecutive year of double-digit gains. Small-company stocks delivered more modest returns of 4.9%, as measured by the Russell 2000® Index, as investors worried that valuations in that sector of the market may have gotten overextended. In 2013, the index posted a total return of 38.8%.

Reflecting the bleaker economic picture in many overseas markets, international stocks struggled. The MSCI All Country World Index, ex-USA, posted a total return of -3.4%, and the MSCI Emerging Markets Index posted a total return of -1.8%.

Contrary to widespread expectations, bond markets also delivered strong results in 2014, particularly in the Treasury sector. Many analysts and investors had assumed that with the Fed winding down its bond-buying program and looking to raise short-term rates in 2015, interest rates would float higher. When rates go up, bond prices fall.

Instead, the weak economic outlook in Europe, nervousness over Russia’s incursion into Ukraine, slowing economic growth in China, a strengthening U.S. dollar, and paltry returns on sovereign bonds outside the U.S. prompted investors to flock to the perceived safety of U.S. Treasury bonds, especially at the longer end of the yield curve where yields still exceeded inflation. Their buying pushed the yield on the 10-year Treasury note down to 2.2% by year-end from 3.0% at the end of 2013, driving a total return for that slice of the Treasury market of 10.8%. The return on 30-year Treasuries was even better at 29.4%. In the private sector, investor appetite for yield and credit quality also translated into gains for longer-term investment-grade corporate bonds. The net result was that despite tepid returns for shorter-maturity bonds, the broad Barclays U.S. Aggregate Bond Index was able to deliver a total return of just under 6.0%.

High-yield bonds participated in the rally during the first half of the year, but gave up much of their gains in the second half as a steep slide in oil prices shook the market. Crude oil prices in New York fell nearly 50% over the second half of the year, calling into question the credit quality of bonds issued by energy companies, which make up about 15% of the high-yield debt market. The Barclays U.S. Corporate High Yield Bond Index finished the year with a total return of 2.5%.

Our Outlook

The U.S. economy looks poised to continue growing, although it is unlikely to maintain the torrid pace established in the second and third quarters of 2014. Leading economic indicators are mostly positive, and low energy prices should boost economic activity by making more money available to consumers to spend on other goods and services. Those gains should offset the negative impact of lower oil prices on the energy sector, including the companies that cater to that sector’s infrastructure needs.

Our models suggest near-term GDP growth in the range of 2.5% to 3.0% in 2015, slightly faster than the average rate of expansion since the recovery began in 2009.

We expect similar results in the U.K., but growth of only about 1.0% for the Euro area. We have tempered our expectations for China, but still anticipate that its economy will be able to grow at about a 6% rate.

Threats to the U.S. economy are not insignificant. If Europe continues to struggle, it will act as a damper on global economic activity, as would any further deceleration of China’s economic growth.

We also have yet to see how the Fed’s transition from the extraordinarily accommodative monetary policy of the past several years to one that returns interest rates to more historically normal levels will play out. The absence of any significant pressure on wages thus far, and inflation levels that have stayed a measure below the Fed’s target of 2%, should allow the Fed to proceed cautiously. That may help to moderate reactions in the financial markets. Average hourly earnings at year-end 2014 were only 1.7% higher than they were at year-end 2013, a gain that barely outpaced the 1.3% rate of inflation as measured by the Consumer Price Index.

If Europe is able to avoid slipping into a recession, perhaps aided by further monetary easing by the European Central Bank, and if oil prices stabilize and perhaps begin some recovery, continued economic growth in the U.S. should allow U.S. equities to post additional gains in 2015. However, with stock valuations at the higher end of their historically normal range, it would be surprising if the S&P 500 Index notches a fourth consecutive year of double-digit gains, something it has managed only four other times since 1926, including two overlapping periods between 1995 and 1999.

For stocks to advance, it will be important for corporate profits to remain strong. While the outlook there is reasonably good, we would note that any additional strengthening of the U.S. dollar against foreign currencies would further diminish the value of profits U.S. companies earn overseas when those profits are translated back to dollars. It also would make U.S. exports less competitive.

We continue to prefer the risk/reward outlook for stocks, particularly large-company stocks, over bonds. We anticipate that continued low energy prices and low inflation, combined with weak economic conditions abroad and a search for yield by fixed-income investors, will again limit potential rate increases at the long end of the yield curve. That may allow bonds to once again deliver positive but modest returns that outpace inflation but likely fall short of the results generated in 2014.

International stocks may have trouble keeping pace with U.S. stocks again in 2015, although lower valuations in those markets could be attractive to long-term investors with an appetite for risk, and could prove particularly rewarding when economic conditions outside the U.S. begin to show signs of improvement.

To ensure that your portfolio is positioned to negotiate the shifting investment environment, we encourage you to meet with your Thrivent Financial representative. He or she can help you keep your portfolio aligned with your financial goals and tolerance for risk.

As always, thank you for the trust you have placed in our entire team of professionals at Thrivent Asset Management.

Sincerely,

Russell W. Swansen
President Thrivent Mutual Funds

THRIVENT GROWTH AND INCOME PLUS FUND

David R. Spangler, CFA and Stephen D. Lowe, CFA, Portfolio Co-Managers

Thrivent Growth and Income Plus Fund seeks income plus long-term capital growth.

The Fund invests in equity securities and debt securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, preferred securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. Writing options is a highly specialized activity that can lead to losses and transaction costs.

How did the Fund perform during the 12-month period ended December 31, 2014?

Thrivent Growth and Income Plus Fund earned a return of 1.89%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds category, of 6.17%. The Fund’s market benchmarks, the Russell Developed Index, the Barclays U.S. High Yield Loan Index and the Barclays U.S. Mortgage-Backed Securities Index, earned returns of 5.27%, 1.54% and 6.08%, respectively.

What factors affected the Fund’s performance?

Strengthening economic conditions in the U.S. drove the domestic stock market to record highs for a second consecutive year. At the same time, deteriorating economic conditions abroad hurt returns for international stocks but helped domestic bond markets.

The Fund lagged its peer group largely due to weaker performance by its equity portfolio. For the full year, the equity portfolio returned 3.92%, underperforming its benchmark. During the first quarter of the year, however, the Fund repositioned its equity holdings to adopt a global rather than domestic equity mandate, funneling about 45% of its equity assets into international shares. The equity portfolio underperformed its benchmark index during this period as stocks in a number of industries that had been performing well at the end of 2013, including energy, materials, industrials and consumer discretionary, reversed course.

Thereafter, the equity portfolio outpaced its benchmark. Top performers included information technology stocks, in which the portfolio was overweighted. Other top performers included consumer staples stocks and consumer discretionary stocks. In all cases, those returns exceeded what those industry groups delivered in the stock market at large. The equity portfolio’s weakest performers included energy, health care, utilities and materials stocks.

The fixed-income portion of the Fund generated a return of 4.11% before expenses. Long-term interest rates were widely expected to rise in 2014, hurting bond prices, as the Federal Reserve wound down a massive bond-buying program it had been pursuing to stimulate the economy. Instead, rates declined. Investors looked past growing strength in the U.S. economy, which expanded at a 5.0% annual rate in the third quarter, and focused instead on slowing economic growth in China and weak growth in Europe. In response, they piled into U.S. Treasury bonds, which offered significantly higher yields than safe-haven bonds in other countries. The consequent decline in interest rates was a boon for several other sectors of the fixed-income markets, including investment-grade corporate bonds, which generated a return of 2.86% before expenses for the Fund. Aided by improving fundamentals in the housing market, mortgage-backed securities did even better, earning 6.33%. Combined, those two groups accounted for about a quarter of the Fund’s assets.

High-yield bonds initially participated in the rally but later gave back much of their gains after a global oil glut, combined with demand concerns, helped drive crude prices sharply lower during the second half of the year. Investors worried that the slide in oil prices would lead to higher rates of default in the high-yield sector, where energy issues account for about 15% of the market. Meanwhile, because they are floating-rate securities, bank loans did not benefit much from the general decline in longer-term interest rates. Combined, those two sectors accounted for about 65% of the Fund’s fixed-income portfolio and generated a return of 2.21%.

What is your outlook?

The U.S. economy accelerated during 2014, growing at an annual rate of 5.0% during the third quarter. We anticipate that growth will continue in 2015, but at a more moderate pace. That should create a favorable environment for equities, assuming conditions in Europe and China do not worsen materially. We believe that single-digit returns for stocks in both U.S. and international markets are possible. We anticipate that domestic shares will perform slightly better than overseas shares.

The Federal Reserve is widely expected to nudge short-term interest rates higher sometime in 2015, but the sluggish economic conditions in Europe and slowing growth in China, combined with low inflation in the U.S., should moderate the Fed’s pace in raising rates. Assuming these conditions hold, we feel that fixed-income assets could generate modestly positive returns in 2015, outpacing inflation but likely trailing the returns delivered in 2014.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Average Annual Total Returns1

As of December 31, 2014

Class A2	1-Year	5 Years	From Inception 2/29/2008
without sales charge	1.89%	9.36%	3.92%
with sales charge	-3.68%	8.14%	3.07%

Institutional Class[3]	1-Year	5 Years	From Inception 2/29/2008
Net Asset Value	2.34%	9.79%	4.30%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Barclays U.S. Mortgage-Backed Securities Index, the Barclays U.S. High Yield Loan Index, the Russell Developed Index and the Consumer Price Index do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual stocks or funds represented in those indices, any charges you would pay would reduce your total return as well.
**	The Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in the Index.
***	The Barclays U.S. High Yield Loan Index measures U.S. Dollar denominated syndicated term loans. It is not possible to invest directly in the Index.
****	The Russell Developed Index measures the performance of the investable securities in developed countries globally. It is not possible to invest directly in the Index.
*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT DIVERSIFIED INCOME PLUS FUND

Mark L. Simenstad, CFA, Paul J. Ocenasek, CFA and David R. Spangler, CFA, Portfolio Co-Managers

Thrivent Diversified Income Plus Fund seeks to maximize income while maintaining prospects for capital appreciation.

The Fund invests in debt securities and equity securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans and mortgage-related and other asset-backed securities are subject to additional risks.

How did the Fund perform during the 12-month period ended December 31, 2014?

Thrivent Diversified Income Plus Fund earned a return of 3.54%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative category, of 4.00%. The Fund’s market benchmarks, the Russell Developed Index, the Barclays U.S. High Yield Loan Index and the Barclays U.S. Mortgage-Backed Securities Index, returned 5.27%, 1.54% and 6.08%, respectively.

What factors affected the Fund’s performance?

Strengthening economic conditions in the U.S. drove the domestic stock market to record highs for a second consecutive year. At the same time, deteriorating economic conditions abroad hurt returns for international stocks but helped domestic bond markets.

For the full year, the equity portfolio returned 3.95%, underperforming its benchmark. During the first quarter of the year, however, the Fund repositioned its equity holdings to adopt a global rather than domestic equity mandate, funneling about 45% of its equity assets into international shares. The equity portfolio underperformed its benchmark index during this period as stocks in a number of industries that had been performing well at the end of 2013, including energy, materials, industrials and consumer discretionary, reversed course.

Thereafter, the equity portfolio outpaced its benchmark. Top performers included information technology stocks, in which the portfolio was overweighted. Other top performers included consumer staples stocks and consumer discretionary stocks. In all cases, those returns exceeded what those industry groups delivered in the stock market at large. The equity portfolio’s weakest performers included energy, health care, utilities and materials stocks.

The fixed-income portion of the Fund generated a return of 5.1% before expenses as weak economic growth in Europe, slowing growth in China, nervousness over a Russian incursion into Ukraine, and a strengthening dollar prompted investors to plow money into U.S. Treasury bonds, which they perceived to be a safe haven. This drove down longer-term interest rates, which benefited several other sectors of the bond markets, including investment-grade corporate bonds and mortgage-backed securities.

The impact of declining interest rates on the Fund’s fixed-income holdings was muted because the Fund had a higher allocation to shorter-duration assets, which are less sensitive to rate changes, and no allocation to Treasuries. The Fund’s top performers included investment-grade corporate bonds, which generated a return of about 5% before expenses, and mortgage-backed securities, which earned about 5.8%. Weaker performers included high-yield bonds and leveraged loans. High-yield bonds rallied during the first half of the year but gave back much of those gains in the second half when a sharp decline in oil prices led investors to worry that it would boost default rates on energy company bonds, which make up about 15% of the high-yield market. Because they are floating-rate securities, leveraged loans did not benefit materially from the decline in interest rates.

What is your outlook?

The U.S. economy accelerated during 2014, growing at an annual rate of 5.0% during the third quarter. We anticipate that growth will continue in 2015, but at a more moderate pace, which should create a favorable environment for equities, assuming conditions in Europe and China do not worsen materially. We believe that single-digit returns for stocks in both U.S. and international markets are possible. We anticipate that domestic shares will perform slightly better than overseas shares.

The Federal Reserve is widely expected to nudge short-term interest rates higher sometime in 2015, but the sluggish economic conditions in Europe and slowing growth in China, combined with low inflation in the U.S., should moderate the Fed’s pace in raising rates. Assuming these conditions hold, fixed-income assets could generate modestly positive returns in 2015, outpacing inflation but likely trailing the returns delivered in 2014.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Average Annual Total Returns1,2

As of December 31, 2014

Class A3	1-Year	5 Years	10 Years
without sales charge	3.54%	8.87%	5.92%
with sales charge	-1.10%	7.89%	5.43%

Institutional Class[4]	1-Year	5 Years	10 Years
Net Asset Value	3.90%	9.18%	6.29%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Prior to July 3, 2006, the Fund, as a high yield fund, invested primarily in junk bonds.
3	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
4	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Russell Developed Index, the Barclays U.S. Mortgage-Backed Securities Index and the Consumer Price Index do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of .the above individual stocks or funds represented in those indices, any charges you would pay would reduce your total return as well.
**	The Russell Developed Index measures the performance of the investable securities in the developed countries globally. It is not possible to invest directly in the Index.
***	The Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in the Index.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
#	The Barclays U.S. High Yield Loan Index incepted in January 2006. This Index is not shown in the chart because it does not have 10 years of history and thus an accurate comparison of a $10,000 investment over 10 years cannot be shown. It is not possible to invest directly in the Index.

THRIVENT NATURAL RESOURCES FUND

David C. Francis, CFA and Darren M. Bagwell, CFA, Portfolio Co-Managers

Thrivent Natural Resources Fund seeks long-term capital growth.

The Fund primarily invests in natural resource investments, which historically have been very volatile and are subject to risks that particularly affect the precious metals, oil, gas, mining, energy, chemicals, paper, steel or agricultural sectors. Real estate investment trusts are subject to numerous risks and can be affected by interest rates, the values of the properties they own, and the credit quality of mortgage loans they hold. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in the securities of any single issuer compared with diversified funds.

How did the Fund perform during the 12-month period ended December 31, 2014?

Thrivent Natural Resources Fund earned a return of -18.47%, compared with the median return of its peer group, the Lipper Natural Resources Funds category, of -14.17%. The Fund’s market benchmark, the S&P North American Natural Resources Sector Index, earned a return of -9.77%.

What factors affected the Fund’s performance?

Oil prices declined during the second half of 2014 at a pace and magnitude that has occurred only twice in the past 20 years. Global oil demand increases in 2014 were subpar given global gross domestic product (GDP) growth levels, while non-OPEC supply growth was the highest it has been in more than 30 years.

Our Fund invested in companies that successfully grew production and that provide the tools and services used in field development. To a degree, these companies and investments were victims of their own successes, driving a supply and demand imbalance in the latter stages of 2014.

Over full investment cycles, our bias is toward energy sub-sectors that grow value; however, during 2014, defensive sectors outperformed. Overweighting positions in exploration and production, and in equipment and services, as well as underweighting positions in refiners and integrated companies, detracted from returns. Additionally, stock selection overall did not benefit performance. Exploration and production company investments were most challenged. While low-cost producers with good balance sheets, such as EOG Resources, EQT Corporation and Concho Resources, benefited the Fund, this was more than offset by higher volatility operators including Oasis Petroleum and Cobalt International.

Stock selection also lagged within the major integrated oil company category. Because major integrateds are the largest companies in the oil industry—and among the largest in the world—it is difficult for them to grow, or more generally, to change and provide a positive investment thesis. The holdings we own in the Fund do have theses for value creation, but in 2014, the sole driver of success among these stocks was defensiveness. As an example, although oil prices dropped by 50% over the second half of 2014, Exxon Mobil, the largest and most defensive company, and which the Fund does not own, declined by just 8% during that time frame.

Holdings in steel and coal producers, which were modest exposures when held, were eliminated during 2014. However, during the time we owned these positions, they materially lagged and detracted from the Fund’s returns.

What is your outlook?

Commodity industries are cyclical with oil and natural gas prices reverting to norms where industry earns a fair return on capital employed. High prices incent too much exploration and development activity, driving supply up and prices down. Conversely, low commodity prices lead to cuts in activity, less supply and price recovery. At the end of this period, industry was in the low price and activity cut—or more accurately, activity slash—part of the cycle. In 2015, we expect supply growth to slow and possibly contract. Assuming a normalized demand year, we believe that supply and demand will tighten and oil prices will rise. Our investment disciplines are unchanged and will be applied to a growing opportunity set after a tumultuous and unusually volatile 2014.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Average Annual Total Returns1,2

As of December 31, 2014

Class A3	1-Year	5 Years	From Inception 6/30/2005
without sales charge	-18.47%	1.88%	0.49%
with sales charge	-22.96%	0.74%	-0.10%

Institutional Class[4]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	-18.25%	2.20%	0.83%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Prior to October 10, 2010, the Fund, as a real estate securities fund, invested primarily in real estate-related securities.
3	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
4	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. It is not possible to invest directly in the indices shown. If you were to purchase any of the above individual stocks or funds represented in those indices, any charges you would pay would reduce your total return as well.
**	The S&P North American Natural Resources Sector Index is an index of selected U.S. traded natural resource related stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Fund, you incur, depending on the Fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period 7/1/2014- 12/31/2014*	Annualized Expense Ratio
Thrivent Growth and Income Plus Fund
Actual
Class A	$1,000	$988	$5.76	1.15%
Institutional Class	$1,000	$990	$4.01	0.80%
Hypothetical**
Class A	$1,000	$1,019	$5.85	1.15%
Institutional Class	$1,000	$1,021	$4.08	0.80%
Thrivent Diversified Income Plus Fund
Actual
Class A	$1,000	$994	$4.88	0.97%
Institutional Class	$1,000	$996	$3.43	0.68%
Hypothetical**
Class A	$1,000	$1,020	$4.94	0.97%
Institutional Class	$1,000	$1,022	$3.47	0.68%
Thrivent Natural Resources Fund
Actual
Class A	$1,000	$720	$5.64	1.30%
Institutional Class	$1,000	$721	$4.18	0.96%
Hypothetical**
Class A	$1,000	$1,019	$6.61	1.30%
Institutional Class	$1,000	$1,020	$4.90	0.96%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Thrivent Diversified Income Plus Fund, Thrivent Natural Resources Fund and Thrivent Growth and Income Plus Fund and Trustees of the Thrivent Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thrivent Diversified Income Plus Fund, Thrivent Natural Resources Fund and Thrivent Growth and Income Plus Fund (three of the Thrivent Mutual Funds, hereafter referred to as the “Funds”) at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, agent banks, transfer agent and brokers provides a reasonable basis for our opinion.

February 18, 2015

PricewaterhouseCoopers LLP, Suite 1400, 225 South Sixth Street, Minneapolis, MN 55402

T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (10.6%)[a]	Value
Basic Materials (0.8%)
	Alpha Natural Resources, Inc., Term Loan
$39,597	3.500%, 5/22/2020	$31,306
	Crown Americas, LLC, Term Loan
187,500	0.000%, 10/20/2021[b,c]	187,266
	Fortescue Metals Group, Ltd., Term Loan
127,435	3.750%, 6/30/2019	115,456
	Ineos Group Holdings, Ltd., Term Loan
90,618	3.750%, 5/4/2018	87,663
	NewPage Corporation, Term Loan
90,000	9.500%, 2/11/2021	85,350
	Tronox Pigments BV, Term Loan
84,216	4.000%, 3/19/2020	82,672
	Wausau Paper Corporation, Term Loan
74,625	6.500%, 7/30/2020	73,879

	Total	663,592

Capital Goods (0.7%)
	ADS Waste Holdings, Inc., Term Loan
89,843	3.750%, 10/9/2019	87,063
	Berry Plastics Group, Inc., Term Loan
119,929	3.500%, 2/8/2020	115,816
	Rexnord, LLC, Term Loan
90,850	4.000%, 8/21/2020	88,851
	Silver II Borrower, Term Loan
84,637	4.000%, 12/13/2019	78,475
	STHI Holding Corporation, Term Loan
149,625	4.500%, 8/6/2021	148,253

	Total	518,458

Communications Services (3.5%)
	Atlantic Broadband Penn, LLC, Term Loan
146,709	3.250%, 11/30/2019	143,408
	Birch Communication Inc., Term Loan
87,438	7.750%, 7/17/2020	85,689
	Cengage Learning Aquisitions, Term Loan
59,550	7.000%, 3/31/2020	58,880
	Charter Communications Operating, LLC, Term Loan
73,626	3.000%, 7/1/2020	72,108
45,310	3.000%, 1/3/2021	44,357
	Cincinnati Bell, Inc., Term Loan
90,850	4.000%, 9/10/2020	89,714
	Clear Channel Communications, Inc., Term Loan
92,000	6.919%, 1/30/2019	86,545
	Cumulus Media Holdings, Inc., Term Loan
79,763	4.250%, 12/23/2020	77,237
	Fairpoint Communications, Term Loan
90,617	7.500%, 2/14/2019	89,654
	Grande Communications Networks, LLC, Term Loan
90,621	4.500%, 5/29/2020	89,375
	Gray Television, Inc., Term Loan
151,351	3.750%, 6/13/2021	148,702
	Hargray Communications Group, Inc., Term Loan
148,388	5.250%, 6/26/2019	147,275
	IMG Worldwide, Inc., Term Loan
59,700	5.250%, 5/6/2021	57,574
	Integra Telecom Holdings, Inc., Term Loan
90,617	5.250%, 2/22/2019	87,955
	Intelsat Jackson Holdings SA, Term Loan
119,444	3.750%, 6/30/2019	117,503
	Level 3 Communications, Inc., Term Loan
121,000	4.000%, 8/1/2019	120,018
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
25,000	0.000%, 1/7/2022[b,c]	24,250
80,000	4.500%, 1/7/2022	77,800
	LTS Buyer, LLC, Term Loan
107,763	4.000%, 4/13/2020	105,272
	MCC Georgia, LLC, Term Loan
69,650	3.750%, 6/30/2021	67,967
	McGraw-Hill Global Education, LLC, Term Loan
77,547	5.750%, 3/22/2019	77,135
	NEP/NCP Holdco, Inc., Term Loan
90,852	4.250%, 1/22/2020	88,733
	NTelos, Inc., Term Loan
90,610	5.750%, 11/9/2019	78,830
	Puerto Rico Cable Acquisition Company, Inc., Term Loan
68,180	5.500%, 7/31/2018	67,669
	SBA Senior Finance II, LLC, Term Loan
99,500	3.250%, 3/24/2021	97,240
	TNS, Inc., Term Loan
64,102	5.000%, 2/14/2020	63,381
	Univision Communications, Inc., Term Loan
90,615	4.000%, 3/1/2020	88,485
	Virgin Media Investment Holdings, Ltd., Term Loan
69,000	3.500%, 6/7/2020	67,662
	WideOpenWest Finance, LLC, Term Loan
79,289	4.750%, 4/1/2019	78,646
	XO Communications, LLC, Term Loan
99,350	4.250%, 3/20/2021[b,c]	97,363
	Yankee Cable Acquisition, LLC, Term Loan
88,884	4.500%, 3/1/2020	88,328
	Zayo Group, LLC, Term Loan
79,281	4.000%, 7/2/2019	78,322

	Total	2,763,077

Consumer Cyclical (1.8%)
	Amaya Gaming Group, Inc., Term Loan
137,156	5.000%, 8/1/2021	135,682

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (10.6%)[a]	Value
Consumer Cyclical (1.8%) - continued
	Burlington Coat Factory Warehouse Corporation, Term Loan
$125,643	4.250%, 8/13/2021	$123,837
	Ceridian HCM Holding, Inc., Term Loan
44,558	4.500%, 9/15/2020	43,750
	Chrysler Group, LLC, Term Loan
59,550	3.250%, 12/31/2018	58,880
	Golden Nugget, Inc., Delayed Draw
10,692	5.500%, 11/21/2019	10,538
	Golden Nugget, Inc., Term Loan
24,948	5.500%, 11/21/2019	24,590
	Hilton Worldwide Finance, LLC, Term Loan
94,055	3.500%, 10/26/2020	92,840
	J.C. Penney Corporation, Inc., Term Loan
90,620	6.000%, 5/22/2018	88,732
	Las Vegas Sands, LLC, Term Loan
19,800	3.250%, 12/19/2020	19,660
	Marina District Finance Company, Inc., Term Loan
54,900	6.750%, 8/15/2018	54,408
	MGM Resorts International, Term Loan
128,498	3.500%, 12/20/2019	124,884
	Michaels Stores, Inc., Term Loan
69,825	4.000%, 1/28/2020	68,516
	Mohegan Tribal Gaming Authority, Term Loan
53,460	5.500%, 11/19/2019	51,274
	Pinnacle Entertainment, Inc., Term Loan
135,220	3.750%, 8/13/2020	133,023
	ROC Finance, LLC, Term Loan
90,850	5.000%, 6/20/2019	84,036
	Scientific Games International, Inc., Term Loan
91,080	6.000%, 10/18/2020	89,646
	Seminole Hard Rock Entertainment, Inc., Term Loan
149,242	3.500%, 5/14/2020	143,646
	Seminole Indian Tribe of Florida, Term Loan
56,613	3.000%, 4/29/2020	56,283

	Total	1,404,225

Consumer Non-Cyclical (1.3%)
	Albertsons, Inc., Term Loan
141,061	4.750%, 3/21/2019	140,004
	Biomet, Inc., Term Loan
92,964	3.670%, 7/25/2017	92,399
	Catalina Marketing Corporation, Term Loan
59,700	4.500%, 4/9/2021	56,678
	CHS/Community Health Systems, Inc., Term Loan
12,425	3.486%, 1/25/2017	12,342
33,116	4.250%, 1/27/2021	32,998
	Del Monte Corporation, Term Loan
85,455	3.500%, 3/9/2020	81,609
	JBS USA, LLC, Term Loan
60,652	3.750%, 5/25/2018	59,743
39,798	3.750%, 9/18/2020	38,853
	Libbey Glass, Inc., Term Loan
124,375	3.750%, 4/9/2021	122,277
	Ortho-Clinical Diagnostics, Inc., Term Loan
99,500	4.750%, 6/30/2021	97,734
	Roundy’s Supermarkets, Inc., Term Loan
68,967	5.750%, 3/3/2021	64,541
	Supervalu, Inc., Term Loan
130,517	4.500%, 3/21/2019	127,980
	Visant Corporation, Term Loan
56,511	7.000%, 9/23/2021	54,816

	Total	981,974

Energy (0.6%)
	Arch Coal, Inc., Term Loan
90,609	6.250%, 5/16/2018	74,790
	Energy Solutions, LLC, Term Loan
89,550	6.750%, 5/29/2020	89,130
	Exgen Renewables I, LLC, Term Loan
37,541	5.250%, 2/6/2021	37,542
	McJunkin Red Man Corporation, Term Loan
84,236	5.000%, 11/8/2019	77,287
	Offshore Group Investment, Ltd., Term Loan
99,343	5.750%, 3/28/2019	74,010
	Pacific Drilling SA, Term Loan
67,965	4.500%, 6/3/2018	55,845
	TerraForm Power Operating, LLC, Term Loan
89,550	4.750%, 7/23/2019	89,102

	Total	497,706

Financials (0.8%)
	Delos Finance Sarl, Term Loan
100,000	3.500%, 3/6/2021	98,958
	DJO Finance, LLC, Term Loan
119,935	4.250%, 9/15/2017	117,036
	Harland Clarke Holdings Corporation, Term Loan
88,550	7.000%, 5/22/2018	88,639
	MPH Acquisition Holdings, LLC, Term Loan
140,187	3.750%, 3/31/2021	136,051
	TransUnion, LLC, Term Loan
59,550	4.000%, 4/9/2021	58,582
	WaveDivision Holdings, LLC, Term Loan
111,354	4.000%, 10/15/2019	109,498

	Total	608,764

Technology (0.6%)
	Avago Technologies, Ltd., Term Loan
99,500	3.750%, 5/6/2021	99,044
	BMC Software, Inc., Term Loan
87,886	5.000%, 9/10/2020	85,304
	First Data Corporation, Term Loan
92,000	3.667%, 3/23/2018	90,103

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (10.6%)[a]	Value
Technology (0.6%) - continued
	Freescale Semiconductor, Inc., Term Loan
$90,623	4.250%, 2/28/2020	$88,302
	Infor US, Inc., Term Loan
84,568	3.750%, 6/3/2020	81,831

	Total	444,584

Transportation (0.3%)
	American Airlines, Inc., Term Loan
90,620	3.750%, 6/27/2019	89,525
	Delta Air Lines, Inc., Term Loan
79,383	3.250%, 4/20/2017[b,c]	78,391
	OSG Bulk Ships, Inc., Term Loan
94,525	5.250%, 8/5/2019	91,926

	Total	259,842

Utilities (0.2%)
	Calpine Corporation, Term Loan
33,971	4.000%, 4/1/2018	33,554
29,700	4.000%, 10/31/2020	29,201
	Intergen NV, Term Loan
90,620	5.500%, 6/15/2020	89,789

	Total	152,544

	Total Bank Loans (cost $8,519,092)	8,294,766

Shares	Common Stock (69.9%)
Consumer Discretionary (7.0%)
6,700	Barnes & Noble, Inc.[d]	155,574
1,800	Bayerische Motoren Werke AG	194,253
13,650	Best Buy Company, Inc.	532,077
4,700	Canon Marketing Japan, Inc.	79,654
4,300	Coach, Inc.	161,508
9,145	Comcast Corporation	530,501
22,200	Dixons Carphone plc	159,995
7,550	Dollar Tree, lnc.[d]	531,369
11,300	EDION Corporation	79,040
3,500	Gap, Inc.	147,385
8,600	Hakuhodo Dy Holdings, Inc.	82,301
3,200	Hennes & Mauritz AB	132,944
2,900	Hilton Worldwide Holdings, Inc.[d]	75,661
24,028	Home Retail Group plc	77,436
9,900	Honda Motor Company, Ltd.	290,449
25,777	ITV plc	85,985
4,500	Kohl’s Corporation	274,680
7,650	Lowe’s Companies, Inc.	526,320
38,000	Luk Fook Holdings International, Ltd.	142,505
2,350	Madison Square Garden Company[d]	176,861
900	RTL Group SA	85,821
6,000	Ruth’s Hospitality Group, Inc.	90,000
11,500	Sekisui House, Ltd.	151,317
38,000	SJM Holdings, Ltd.	60,074
21,800	Sky Network Television, Ltd.	102,344
5,200	Stage Stores, Inc.	107,640
7,400	Sumitomo Forestry Company, Ltd.	72,369
11,100	Suzuki Motor Corporation	332,638

	Total	5,438,701

Consumer Staples (4.3%)
5,600	Associated British Foods plc	273,779
1,413	British American Tobacco plc	76,572
9,199	Coca-Cola Company	388,382
3,950	Coca-Cola Enterprises, Inc.	174,669
5,750	CVS Health Corporation	553,783
8,095	Imperial Tobacco Group plc	356,338
5,000	Japan Tobacco, Inc.	137,614
1,700	Nestle SA	123,932
25,500	Rite Aid Corporation[d]	191,760
6,200	Tyson Foods, Inc.	248,558
2,776	Wal-Mart Stores, Inc.	238,403
2,969	Wesfarmers, Ltd.	100,523
4,550	WhiteWave Foods Company[d]	159,205
4,100	Whole Foods Market, Inc.	206,722
47,000	Wilmar International, Ltd.	114,522

	Total	3,344,762

Energy (4.0%)
61,692	BP plc	391,595
10,507	BW LPG, Ltd.	73,178
2,450	Cabot Oil & Gas Corporation	72,544
4,700	CAT Oil AG	83,088
14,500	Eni SPA	253,990
5,450	EOG Resources, Inc.	501,782
11,200	ERG SPA	125,429
12,800	Halliburton Company	503,424
20,500	Patterson-UTI Energy, Inc.	340,095
12,700	Pioneer Energy Services Corporation[d]	70,358
9,016	Royal Dutch Shell plc, Class B	311,513
3,350	Southwestern Energy Company[d]	91,422
4,700	Total SA	240,791
2,300	Whiting Petroleum Corporation[d]	75,900

	Total	3,135,109

Financials (20.3%)
10,797	Aberdeen Asia-Pacific Income Fund, Inc.	59,923
100	Acadia Realty Trust	3,203
3,026	Aflac, Inc.	184,858
200	Agree Realty Corporation	6,218
700	Alexandria Real Estate Equities, Inc.	62,118
1,800	Allianz SE	298,128
9,650	AmTrust Financial Services, Inc.	542,812
1,000	Apartment Investment & Management Company	37,150
3,464	Australia & New Zealand Banking Group, Ltd.	90,133
600	AvalonBay Communities, Inc.	98,034
3,400	AXA SA	78,347
19,400	Banco Santander SA	162,827
43,600	Bank Leumi Le-lsrael BMd	148,947
27,000	Bank of America Corporation	483,030
1,934	Bank of Nova Scotia	110,383
800	BioMed Realty Trust, Inc.	17,232
800	Boston Properties, Inc.	102,952
1,600	Brixmor Property Group, Inc.	39,744
500	Camden Property Trust	36,920
3,100	Cash America International, Inc.	70,122
8,150	Charles Schwab Corporation	246,048
23,000	Cheung Kong Holdings, Ltd.	385,177
9,850	Citigroup, Inc.	532,983
94	City Office REIT, Inc.	1,203
2,000	Cohen & Steers REIT and Preferred Income Fund, Inc.	37,980
900	CubeSmart	19,863
8,000	DBSGroup Holdings, Ltd.	123,851
300	Digital Realty Trust, Inc.	19,890

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Shares	Common Stock (69.9%)	Value
Financials (20.3%) - continued
5,100	Discover Financial Services	$333,999
3,250	Doubleline Income Solutions Fund	64,675
4,200	Duke Realty Corporation	84,840
3,600	Employers Holdings, Inc.	84,636
3,204	Enova International, Inc.[d]	71,321
500	EPR Properties	28,815
400	Equity Lifestyle Properties, Inc.	20,620
1,100	Equity Residential	79,024
1,400	Erie Indemnity Company	127,078
200	Essex Property Trust, Inc.	41,320
9,900	F.N.B. Corporation	131,868
7,250	First Financial Bancorp	134,777
1,625	First Trust High Income Long/Short Fund	26,000
9,700	Forestar Real Estate Group, Inc.[d]	149,380
2,439	General Growth Properties, Inc.	68,609
200	Geo Group, Inc.	8,072
2,900	Hancock Holding Company	89,030
11,600	Hang Seng Bank, Ltd.	192,797
1,800	HCP, Inc.	79,254
400	Health Care REIT, Inc.	30,268
1,600	Healthcare Trust of America, Inc.	43,104
900	Highwoods Properties, Inc.	39,852
3,000	Horace Mann Educators Corporation	99,540
3,900	Host Hotels & Resorts, Inc.	92,703
46,992	HSBC Holdings plc	444,064
16,050	Huntington Bancshares, Inc.	168,846
5,525	iShares J.P. Morgan USD Emerging Markets Bond ETF	606,148
2,285	iShares MSCI Emerging Markets Minimum Volatility ETF	129,400
11,514	iShares S&P U.S. Preferred Stock Index Fund	454,112
14,100	KeyCorp	195,990
4,000	Kimco Realty Corporation	100,560
50	LaSalle Hotel Properties	2,023
3,050	Lazard, Ltd.	152,591
10,150	MetLife, Inc.	549,013
10,029	MFS Intermediate Income Trust	47,939
600	Mid-America Apartment Communities, Inc.	44,808
600	Muenchener Rueckversicherungs- GesellschaftAG	119,483
10,400	National Australia Bank, Ltd.	283,611
300	National Health Investors, Inc.	20,988
700	National Retail Properties, Inc.	27,559
6,122	Nuveen Quality Preferred Income Fund II	54,486
5,500	OFG Bancorp	91,575
200	Omega Healthcare Investors, Inc.	7,814
300	Parkway Properties, Inc.	5,517
4,227	PIMCO Dynamic Credit Income Fund	87,288
17,948	PowerShares Preferred Portfolio	263,836
3,450	Principal Financial Group, Inc.	179,193
2,400	Prologis, Inc.	103,272
4,150	Prudential Financial, Inc.	375,409
500	Public Storage, Inc.	92,425
10,100	Regions Financial Corporation	106,656
1,200	RLJ Lodging Trust	40,236
8,599	Royal Bank of Canada	593,892
400	Sabra Healthcare REIT, Inc.	12,148
1,000	Simon Property Group, Inc.	182,110
117	Sovran Self Storage, Inc.	10,205
14,300	SPDR Barclays High Yield Bond ETF	552,123
3,800	Spirit Realty Captial, Inc.	45,182
145	Store Capital Corporation	3,133
25,747	Summit Hotel Properties, Inc.	320,293
1,300	Swiss Re AG	108,903
1,050	T. Rowe Price Group, Inc.	90,153
733	Tanger Factory Outlet Centers, Inc.	27,092
221	Taubman Centers, Inc.	16,889
8,317	Templeton Global Income Fund	59,799
150	Terreno Realty Corporation	3,095
8,476	Toronto-Dominion Bank	404,977
7,703	U.S. Bancorp	346,250
300	UDR, Inc.	9,246
3,180	Vanguard MSCI Emerging Markets ETF	127,264
300	Vanguard REIT ETF	24,300
7,120	Vanguard Short-Term Corporate Bond ETF	566,966
1,400	Ventas, Inc.	100,380
900	Vornado Realty Trust	105,939
3,200	W.R. Berkley Corporation	164,032
12,185	Wells Fargo & Company	667,982
3,796	Western Asset Emerging Markets Debt Fund, Inc.	59,825
5,878	Western Asset High Income Opportunity Fund, Inc.	31,565
1,200	Zurich Insurance Group AGd	375,003

	Total	15,885,246

Health Care (10.4%)
2,500	Abaxis, Inc.	142,075
1,500	AbbVie, Inc.	98,160
1,100	Actelion, Ltd.	126,633
5,200	Aetna, Inc.	461,916
2,469	AmerisourceBergen Corporation	222,605
5,720	AMN Healthcare Services, Inc.[d]	112,112
2,900	Anthem, Inc.	364,443
9,200	Astellas Pharmaceutical, Inc.	128,083
1,400	Bayer AG	190,832
1,150	Biogen Idec, Inc.[d]	390,367
1,266	Boiron SA	106,956
17,550	Boston Scientific Corporation	232,538
6,000	Bruker Corporation[d]	117,720
2,450	Centene Corporation[d]	254,433
2,300	CSL, Ltd.	161,565
1,400	Cyberonics, Inc.[d]	77,952
2,673	Eli Lilly and Company	184,410
20,470	Fisher & Paykel Healthcare Corporation, Ltd.	99,798
6,350	Gilead Sciences, Inc.[d]	598,551
6,336	GlaxoSmithKline plc	135,930
4,050	HCA Holdings, Inc.[d]	297,230
12,700	Healthways, Inc.[d]	252,476
4,259	ICON plc[d]	217,166
4,498	Johnson & Johnson	470,356
800	Lonza Group AG	90,073
750	McKesson Corporation	155,685
6,650	Merck & Company, Inc.	377,654
7,100	Otsuka Holdings Company, Ltd.	212,867
4,350	PAREXEL International Corporation[d]	241,686
23,800	Pfizer, Inc.	741,370
2,500	Quintiles Transnational Holdings, Inc.[d]	147,175
6,000	Recordati SPA	93,020
500	Roche Holding AG - BR	134,711
400	Roche Holding AG - Genusschein	108,377
5,300	Sagent Pharmaceuticals, Inc.[d]	133,083
1,700	Sanofi	154,990

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Shares	Common Stock (69.9%)	Value
Health Care (10.4%) - continued
6,300	Sonic Healthcare, Ltd.	$94,781

	Total	8,129,779

Industrials (8.4%)
3,500	Abertis Infraestructuras SA	69,404
4,300	Allison Transmission Holdings, Inc.	145,770
3,800	Caterpillar, Inc.	347,814
4,900	COMSYS Holdings Corporation	67,031
7,700	Con-way, Inc.	378,686
7,450	Delta Air Lines, Inc.	366,466
3,500	easyJet plc	90,577
7,900	Flowserve Corporation	472,657
23,750	General Electric Company	600,162
20,000	Hutchison Whampoa, Ltd.	228,631
18,900	ITOCHU Corporation	201,759
2,700	Jacobs Engineering Group, Inc.[d]	120,663
8,450	KAR Auction Services, Inc.	292,793
4,800	KONE OYJ	218,534
1,500	Lockheed Martin Corporation	288,855
1,800	Mabuchi Motor Company, Ltd.	71,446
8,300	Meritor, Inc.[d]	125,745
7,400	Pentair, Ltd.	491,508
12,000	Performant Financial Corporation[d]	79,800
4,350	Quad/Graphics, Inc.	99,876
2,900	Safran SA	178,916
3,400	Siemens AG	381,494
13,150	Southwest Airlines Company	556,508
3,748	Stantec, Inc.	103,007
18,000	Toda Corporation	70,992
10,000	TOTO, Ltd.	116,327
7,502	Wajax Corporation	198,689
2,050	Woodward, Inc.	100,921
5,877	WS Atkins plc	124,467

	Total	6,589,498

Information Technology (8.3%)
1,300	Accenture plc	116,103
8,100	Akamai Technologies, Inc.[d]	509,976
7,300	Aspen Technology, Inc.[d]	255,646
12,300	Broadcom Corporation	532,959
38,400	Brocade Communications Systems, Inc.	454,656
2,773	CGI Group, Inc.[d]	105,712
13,800	Cirrus Logic, Inc.[d]	325,266
19,161	Cisco Systems, Inc.	532,963
2,250	Computer Sciences Corporation	141,862
461	Constellation Software, Inc.	137,070
14,350	Corning, Inc.	329,046
5,200	Electronic Arts, Inc.[d]	244,478
17,750	EMC Corporation	527,885
600	F5 Networks, Inc.[d]	78,279
9,100	FUJIFILM Holdings NPV	277,673
22,900	Global Cash Access Holdings, Inc.[d]	163,735
4,400	Hoya Corporation	148,829
7,700	Juniper Networks, Inc.	171,864
2,500	Lexmark International, Inc.	103,175
10,400	Marvell Technology Group, Ltd.	150,800
2,716	Melexis NV	122,898
5,100	NetApp, Inc.	211,395
1,645	Newport Corporation[d]	31,436
1,600	NXP Semiconductors NVd	122,240
5,250	Pegasystems, Inc.	109,043
6,200	Skyworks Solutions, Inc.	450,802
8,800	Vishay Intertechnology, Inc.	124,520

	Total	6,480,311

Materials (2.5%)
20,200	Acacia Mining plc	80,028
185,300	Centamin plc	170,140
7,350	Dow Chemical Company	335,233
7,400	James Hardie Industries plc	78,997
86,000	Kobe Steel, Ltd.	148,135
4,900	LyondellBasell Industries NV	389,011
1,300	Nitto Denko Corporation	72,638
5,905	Rio Tinto plc	272,204
2,950	Southern Copper Corporation	83,190
2,500	Voestalpine AG	98,783
3,300	Westlake Chemical Corporation	201,597

	Total	1,929,956

Telecommunications Services (2.5%)
226,200	Bezeq Israel Telecommunication Corporation, Ltd.	401,237
39,804	BT Group plc	247,584
8,400	KDDI Corporation	527,722
7,900	Nippon Telegraph & Telephone Corporation	403,553
104,000	Singapore Telecommunications, Ltd.	305,272
27,100	Vonage Holdings Corporation[d]	103,251

	Total	1,988,619

Utilities (2.2%)
106,500	A2A SPA	107,915
108,400	Electricidade de Portugal SA	420,338
9,000	Endesa SA	180,174
25,600	Enel SPA	114,113
7,200	Fortum OYJ	156,323
6,000	Gas Natural SDG SA	150,724
12,600	GDF Suez	293,821
33,600	Iberdrola SA	226,490
5,000	Verbund AG	92,595

	Total	1,742,493

	Total Common Stock (cost $53,208,450)	54,664,474

Principal Amount	Long-Term Fixed Income (13.8%)
Asset-Backed Securities (0.1%)
	Bayview Opportunity Master Fund Trust IIB, LP
$77,660	3.950%, 1/28/2034*[e]	78,045
	Countrywide Asset-Backed Certificates
52,953	5.530%, 4/25/2047	52,068

	Total	130,113

Basic Materials (0.4%)
	Albemarle Corporation
14,000	3.000%, 12/1/2019	14,002
	Anglo American Capital plc
7,000	1.181%, 4/15/2016[f,g]	7,007
	ArcelorMittal
45,000	6.000%, 3/1/2021	46,800
	Dow Chemical Company
8,000	8.550%, 5/15/2019	9,946

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (13.8%)	Value
Basic Materials (0.4%) - continued
	First Quantum Minerals, Ltd.
$60,000	7.000%, 2/15/2021[f]	$54,000
	FMG Resources August 2006 Pty., Ltd.
10,523	6.875%, 2/1/2018[f]	9,550
	Freeport-McMoRan, Inc.
7,000	2.300%, 11/14/2017	7,008
10,000	2.375%, 3/15/2018	9,890
	Goldcorp, Inc.
14,000	2.125%, 3/15/2018	13,837
	Hexion US Finance Corporation/ Hexion Nova Scotia Finance ULC
23,677	8.875%, 2/1/2018	21,073
	Ineos Finance plc
28,000	7.500%, 5/1/2020[f]	29,400
	LyondellBasell Industries NV
8,000	5.000%, 4/15/2019	8,726
	Mosaic Company
6,000	3.750%, 11/15/2021	6,245
	NOVA Chemicals Corporation
35,516	5.250%, 8/1/2023[f]	35,871
	Vale Overseas, Ltd.
9,000	6.250%, 1/23/2017	9,599

	Total	282,954

Capital Goods (0.5%)
	BAE Systems plc
12,000	3.500%, 10/11/2016[f]	12,465
	Brand Energy & Infrastructure Services, Inc.
25,000	8.500%, 12/1/2021[f]	22,500
	Cemex SAB de CV
60,000	5.700%, 1/11/2025[f]	58,200
	CNH Capital, LLC
23,677	3.625%, 4/15/2018	23,322
	Crown Americas Capital Corporation IV
45,000	4.500%, 1/15/2023	43,650
	Harsco Corporation
9,000	2.700%, 10/15/2015	8,989
	Hutchison Whampoa Finance CI, Ltd.
15,000	1.625%, 10/31/2017[f]	14,876
	Ingersoll-Rand Global Holding Company, Ltd.
12,000	6.875%, 8/15/2018	13,930
	L-3 Communications Corporation
10,000	1.500%, 5/28/2017	9,902
	Martin Marietta Materials, Inc.
12,000	1.357%, 6/30/2017[g]	12,132
	Nortek, Inc.
23,677	8.500%, 4/15/2021	25,334
	Owens-Brockway Glass Container, Inc.
60,000	5.000%, 1/15/2022[f]	61,200
	Reynolds Group Issuer, Inc.
23,677	9.875%, 8/15/2019	25,098
	Roper Industries, Inc.
9,000	2.050%, 10/1/2018	8,926
	Textron, Inc.
12,000	4.625%, 9/21/2016	12,696
	United Rentals North America, Inc.
30,000	7.375%, 5/15/2020	32,400

	Total	385,620

Collateralized Mortgage Obligations (2.9%)
	Alternative Loan Trust
154,412	5.500%, 10/25/2035	140,608
	Banc of America Alternative Loan Trust
71,792	6.000%, 11/25/2035	62,742
	CHL Mortgage Pass-Through Trust
114,291	4.966%, 1/25/2036	106,744
	Citigroup Mortgage Loan Trust, Inc.
33,734	2.778%, 3/25/2037	26,077
	CitiMortgage Alternative Loan Trust
108,795	5.750%, 4/25/2037	93,417
	Countrywide Alternative Loan Trust
90,433	6.500%, 8/25/2036	68,868
	Countrywide Home Loan Mortgage Pass Through Trust
160,724	2.465%, 11/25/2035	135,922
	Credit Suisse First Boston Mortgage Securities Corporation
69,028	5.250%, 10/25/2035	68,688
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
74,783	5.500%, 11/25/2035	70,718
	HomeBanc Mortgage Trust
50,613	2.197%, 4/25/2037	37,662
	J.P. Morgan Alternative Loan Trust
165,863	6.500%, 3/25/2036	146,276
	J.P. Morgan Mortgage Trust
87,655	2.253%, 6/25/2035	87,685
104,835	2.658%, 6/25/2035	106,086
78,846	2.653%, 8/25/2035	78,433
97,376	2.695%, 1/25/2037	88,899
	MortgageIT Trust
82,401	0.430%, 12/25/2035[g]	75,588
	New York Mortgage Trust
91,227	2.630%, 5/25/2036	82,296
	Residential Accredit Loans, Inc.
87,549	5.750%, 9/25/2035	79,161
	RFMSI Trust
71,857	5.750%, 2/25/2036	66,413
103,112	6.000%, 7/25/2037	93,376
	Sequoia Mortgage Trust
49,978	2.657%, 9/20/2046	41,429
	Structured Adjustable Rate Mortgage Loan Trust
101,546	2.633%, 9/25/2035	86,327
	Structured Asset Mortgage Investments, Inc.
145,927	0.480%, 12/25/2035[g]	111,562
	WaMu Mortgage Pass Through Certificates
145,607	0.853%, 1/25/2047[g]	119,506
	Wells Fargo Mortgage Backed Securities Trust
83,553	2.612%, 3/25/2036	83,207
73,084	2.609%, 7/25/2036	71,277

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (13.8%)	Value
Collateralized Mortgage Obligations (2.9%) - continued
$69,848	6.000%, 7/25/2037	$69,119

	Total	2,298,086

Communications Services (1.3%)
	21st Century Fox America, Inc.
11,000	6.900%, 3/1/2019	12,971
	AMC Networks, Inc.
53,677	7.750%, 7/15/2021	57,434
	America Movil SAB de CV
8,000	5.000%, 10/16/2019	8,831
	American Tower Corporation
13,000	7.000%, 10/15/2017	14,677
	British Sky Broadcasting Group plc
14,000	2.625%, 9/16/2019[f]	14,005
	British Telecommunications plc
9,000	1.250%, 2/14/2017	8,955
	CC Holdings GS V, LLC
18,000	2.381%, 12/15/2017	18,160
	CCO Holdings, LLC
23,677	7.000%, 1/15/2019	24,565
	CenturyLink, Inc.
30,000	6.450%, 6/15/2021	32,175
	Cequel Communications Escrow 1, LLC
55,000	6.375%, 9/15/2020[f]	56,925
	Columbus International, Inc.
50,000	7.375%, 3/30/2021[f]	52,000
	Cox Communications, Inc.
9,000	9.375%, 1/15/2019[f]	11,327
	Digicel, Ltd.
53,677	6.000%, 4/15/2021[f]	50,188
	DIRECTV Holdings, LLC
9,000	3.500%, 3/1/2016	9,235
8,000	5.875%, 10/1/2019	9,151
	DISH DBS Corporation
50,000	5.000%, 3/15/2023	48,375
	Equinix, Inc.
40,000	5.750%, 1/1/2025	40,350
	FairPoint Communications, Inc.
60,000	8.750%, 8/15/2019[f]	60,300
	Frontier Communications Corporation
65,000	6.875%, 1/15/2025	65,000
	Hughes Satellite Systems Corporation
30,000	6.500%, 6/15/2019	32,175
	Intelsat Jackson Holdings SA
23,677	7.250%, 10/15/2020	25,009
	Level 3 Financing, Inc.
30,000	8.625%, 7/15/2020	32,363
	Numericable-SFR
50,000	6.000%, 5/15/2022[f]	50,275
	SBA Tower Trust
12,000	5.101%, 4/17/2017[f]	12,631
	Sprint Communications, Inc.
23,677	9.000%, 11/15/2018[f]	26,930
	Telefonica Emisiones SAU
8,000	3.992%, 2/16/2016	8,228
9,000	3.192%, 4/27/2018	9,255
	Time Warner Cable, Inc.
7,000	8.250%, 4/1/2019	8,569
20,000	5.000%, 2/1/2020	22,040
	T-Mobile USA, Inc.
25,000	6.633%, 4/28/2021	25,656
	Univision Communications, Inc.
40,000	7.875%, 11/1/2020[f]	42,600
	UPCB Finance V, Ltd.
40,000	7.250%, 11/15/2021[f]	43,750
	Verizon Communications, Inc.
27,000	2.625%, 2/21/2020[f]	26,691
12,000	4.500%, 9/15/2020	13,029
	West Corporation
50,000	5.375%, 7/15/2022[f]	47,875
	Wind Acquisition Finance SA
30,000	4.750%, 7/15/2020[f]	28,050
5,000	7.375%, 4/23/2021[f]	4,719

	Total	1,054,469

Consumer Cyclical (0.8%)
	AMC Entertainment, Inc.
24,000	5.875%, 2/15/2022	24,360
	Brookfield Residential Properties, Inc.
25,000	6.125%, 7/1/2022[f]	26,000
	Chrysler Group, LLC
23,677	8.250%, 6/15/2021	26,222
	Cinemark USA, Inc.
28,000	4.875%, 6/1/2023	26,460
	Daimler Finance North America, LLC
7,000	1.875%, 1/11/2018[f]	7,024
	Delphi Corporation
9,000	6.125%, 5/15/2021	9,810
	ERAC USA Finance, LLC
12,000	2.350%, 10/15/2019[f]	11,910
	Ford Motor Credit Company, LLC
28,000	1.684%, 9/8/2017	27,777
13,000	5.000%, 5/15/2018	14,125
14,000	2.597%, 11/4/2019	13,925
	General Motors Financial Company, Inc.
23,677	3.250%, 5/15/2018	23,707
21,000	4.375%, 9/25/2021	21,919
	GLP Capital, LP
50,000	4.875%, 11/1/2020	50,625
	Hilton Worldwide Finance, LLC
45,000	5.625%, 10/15/2021	47,025
	Hyundai Capital America
9,000	1.450%, 2/6/2017[f]	8,966
	Jaguar Land Rover Automotive plc
20,000	4.250%, 11/15/2019[f]	20,150
30,000	5.625%, 2/1/2023[f]	31,575
	KB Home
22,000	4.750%, 5/15/2019	21,670
	L Brands, Inc.
30,000	6.625%, 4/1/2021	33,750
	Lennar Corporation
60,000	4.750%, 11/15/2022	58,800
	Macy’s Retail Holdings, Inc.
10,000	7.450%, 7/15/2017	11,369

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (13.8%)	Value
Consumer Cyclical (0.8%) - continued
	Nissan Motor Acceptance Corporation
$6,000	0.785%, 3/3/2017[f,g]	$6,019
	Royal Caribbean Cruises, Ltd.
48,677	5.250%, 11/15/2022	51,111
	Toll Brothers Finance Corporation
16,000	4.000%, 12/31/2018	16,080
	TRW Automotive, Inc.
7,000	7.250%, 3/15/2017[f]	7,735
	Volkswagen Group of America Finance, LLC
14,000	0.672%, 11/20/2017[f,g]	13,980
	Walgreens Boots Alliance, Inc.
14,000	2.700%, 11/18/2019	14,071
	Wynn Las Vegas, LLC
30,000	5.375%, 3/15/2022	30,450

	Total	656,615

Consumer Non-Cyclical (1.1%)
	AbbVie, Inc.
14,000	2.000%, 11/6/2018	13,953
	Altria Group, Inc.
15,000	9.700%, 11/10/2018	19,047
	Beam, Inc.
8,000	5.375%, 1/15/2016	8,364
	Becton, Dickinson and Company
14,000	2.675%, 12/15/2019	14,184
	Boston Scientific Corporation
14,000	2.650%, 10/1/2018	14,017
	CareFusion Corporation
10,000	1.450%, 5/15/2017	9,929
	Celgene Corporation
16,000	1.900%, 8/15/2017	16,056
	CHS/Community Health Systems, Inc.
30,000	7.125%, 7/15/2020	31,988
	ConAgra Foods, Inc.
20,000	2.100%, 3/15/2018	19,935
	Cott Beverages, Inc.
55,000	5.375%, 7/1/2022[f]	50,463
	Coventry Health Care, Inc.
6,000	5.950%, 3/15/2017	6,562
	CVS Health Corporation
8,000	2.250%, 12/5/2018	8,072
	Envision Healthcare Corporation
50,000	5.125%, 7/1/2022[f]	49,625
	Express Scripts Holding Company
9,000	2.650%, 2/15/2017	9,203
	Forest Laboratories, Inc.
12,000	4.375%, 2/1/2019[f]	12,676
15,000	5.000%, 12/15/2021[f]	16,242
	Fresenius Medical Care US Finance, Inc.
23,677	5.750%, 2/15/2021[f]	25,246
	Gilead Sciences, Inc.
6,000	3.050%, 12/1/2016	6,226
14,000	2.350%, 2/1/2020	14,075
	Hawk Acquisition Sub, Inc.
30,000	4.250%, 10/15/2020	30,300
	HCA, Inc.
23,677	4.750%, 5/1/2023	24,091
	IMS Health, Inc.
27,000	6.000%, 11/1/2020[f]	27,810
	JBS Finance II, Ltd.
23,677	8.250%, 1/29/2018*	24,210
	Kroger Company
16,000	1.200%, 10/17/2016	15,965
	Lorillard Tobacco Company
9,000	8.125%, 6/23/2019	10,911
	McKesson Corporation
14,000	1.292%, 3/10/2017	13,929
	Medco Health Solutions, Inc.
6,000	7.125%, 3/15/2018	6,927
	Medtronic, Inc.
14,000	2.500%, 3/15/2020[f]	14,037
	Mondelez International, Inc.
6,000	2.250%, 2/1/2019	5,975
	Omnicare, Inc.
60,000	4.750%, 12/1/2022	60,750
	Ortho-Clinical Diagnostics, Inc.
55,000	6.625%, 5/15/2022[f]	49,431
	Pernod Ricard SA
8,000	2.950%, 1/15/2017[f]	8,185
8,000	5.750%, 4/7/2021[f]	9,189
	Perrigo Company, Ltd.
5,000	1.300%, 11/8/2016	4,978
	Revlon Consumer Products Corporation
23,677	5.750%, 2/15/2021	23,677
	SABMiller plc
9,000	6.500%, 7/15/2018[f]	10,275
	Safeway, Inc.
3,000	3.400%, 12/1/2016	3,048
	Spectrum Brands Escrow Corporation
30,000	6.375%, 11/15/2020	31,275
	Sysco Corporation
21,000	2.350%, 10/2/2019	21,114
	Tenet Healthcare Corporation
45,000	8.125%, 4/1/2022	50,288
	Thermo Fisher Scientific, Inc.
9,000	2.400%, 2/1/2019	9,013
	Tyson Foods, Inc.
12,000	2.650%, 8/15/2019	12,109
	Valeant Pharmaceuticals International
23,677	7.250%, 7/15/2022[f]	25,246
	Whirlpool Corporation
14,000	1.650%, 11/1/2017	13,954

	Total	852,550

Energy (0.8%)
	Boardwalk Pipelines, Ltd.
11,000	5.875%, 11/15/2016	11,679
	BP Capital Markets plc
9,000	0.652%, 11/7/2016[g]	9,002
	Buckeye Partners, LP
13,000	2.650%, 11/15/2018	12,804

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (13.8%)	Value
Energy (0.8%) - continued
	Calumet Specialty Products Partners, LP
$45,000	6.500%, 4/15/2021[f]	$40,050
	Canadian Natural Resources, Ltd.
14,000	1.750%, 1/15/2018	13,918
	CNOOC Nexen Finance 2014 ULC
8,000	1.625%, 4/30/2017	7,961
	CNPC General Capital, Ltd.
10,000	2.750%, 4/19/2017[f]	10,116
	Concho Resources, Inc.
58,677	6.500%, 1/15/2022	61,317
	Continental Resources, Inc.
12,000	7.125%, 4/1/2021	12,900
	Enbridge, Inc.
6,000	0.684%, 6/2/2017[g]	5,974
	Energy Transfer Partners, LP
8,000	6.700%, 7/1/2018	8,996
	Energy XXI Gulf Coast, Inc.
50,000	7.500%, 12/15/2021	27,000
	Enterprise Products Operating, LLC
21,000	2.550%, 10/15/2019	20,789
	EQT Corporation
8,000	8.125%, 6/1/2019	9,645
	Harvest Operations Corporation
23,677	6.875%, 10/1/2017	22,819
	Hess Corporation
6,000	8.125%, 2/15/2019	7,139
	Kinder Morgan, Inc.
8,000	3.050%, 12/1/2019	7,936
14,000	5.000%, 2/15/2021[f]	14,565
	Kodiak Oil & Gas Corporation
23,677	5.500%, 1/15/2021	23,736
	Linn Energy, LLC
23,677	8.625%, 4/15/2020	20,599
	MEG Energy Corporation
30,000	6.375%, 1/30/2023[f]	26,775
	Offshore Group Investment, Ltd.
40,000	7.500%, 11/1/2019	29,800
	Petrobras Global Finance BV
9,000	2.000%, 5/20/2016	8,596
	Petroleos Mexicanos
30,000	4.250%, 1/15/2025[f]	29,805
	Regency Energy Partners, LP
45,000	5.000%, 10/1/2022	42,525
	Rosetta Resources, Inc.
60,000	5.875%, 6/1/2022	54,000
	Sabine Pass Liquefaction, LLC
45,000	5.750%, 5/15/2024	44,156
	Southwestern Energy Company
14,000	7.500%, 2/1/2018	15,771
	Suncor Energy, Inc.
6,000	6.100%, 6/1/2018	6,730
	Transocean, Inc.
10,000	6.000%, 3/15/2018	9,619
	Weatherford International, Ltd.
9,000	6.000%, 3/15/2018	9,608
5,000	9.625%, 3/1/2019	5,930

	Total	632,260

Financials (1.7%)
	Abbey National Treasury Services plc
14,000	0.665%, 9/29/2017[g]	13,965
8,000	3.050%, 8/23/2018	8,283
	ABN AMRO Bank NV
9,000	2.500%, 10/30/2018[f]	9,090
	Air Lease Corporation
14,000	2.125%, 1/15/2018	13,755
	Ally Financial, Inc.
40,000	4.750%, 9/10/2018	41,400
	ANZ New Zealand International, Ltd.
9,000	1.400%, 4/27/2017[f]	8,982
	Aviation Capital Group Corporation
6,000	3.875%, 9/27/2016[f]	6,151
	Bank of America Corporation
14,000	5.700%, 5/2/2017	15,134
14,000	1.700%, 8/25/2017	14,003
15,000	5.750%, 12/1/2017	16,573
24,000	1.317%, 3/22/2018[g]	24,175
20,000	5.650%, 5/1/2018	22,219
12,000	8.000%, 12/29/2049[h]	12,885
	Banque Federative du Credit Mutuel SA
9,000	1.081%, 1/20/2017[f,g]	9,062
	Barclays Bank plc
6,000	5.140%, 10/14/2020	6,453
	Barclays plc
14,000	2.750%, 11/8/2019	13,914
	BB&T Corporation
13,000	2.050%, 6/19/2018	13,086
	BBVA Banco Continental SA
13,000	2.250%, 7/29/2016[f]	12,967
	Bear Stearns Companies, LLC
15,000	6.400%, 10/2/2017	16,799
	BNP Paribas SA
9,000	2.375%, 9/14/2017	9,154
	BPCE SA
9,000	1.625%, 2/10/2017	9,019
	Branch Banking and Trust Company
9,000	0.664%, 12/1/2016[g]	9,008
	Caixa Economica Federal
30,000	4.250%, 5/13/2019[f]	29,250
	Capital One Financial Corporation
12,000	6.150%, 9/1/2016	12,896
	CIT Group, Inc.
25,000	3.875%, 2/19/2019	24,937
	Citigroup, Inc.
21,000	5.500%, 2/15/2017	22,575
12,000	6.000%, 8/15/2017	13,276
21,000	1.850%, 11/24/2017	20,976
9,000	8.500%, 5/22/2019	11,215
	Compass Bank
14,000	1.850%, 9/29/2017	13,940
	Credit Agricole SA
14,000	6.625%, 9/29/2049[f,h]	13,569
	CyrusOne, LP
23,677	6.375%, 11/15/2022	25,275
	DDR Corporation
6,000	9.625%, 3/15/2016	6,587

	Denali Borrower, LLC
46,000	5.625%, 10/15/2020[f]	47,863

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (13.8%)	Value
Financials (1.7%) - continued
	Deutsche Bank AG
$12,000	1.350%, 5/30/2017	$11,899
	Discover Bank
3,000	8.700%, 11/18/2019	3,710
	Discover Financial Services
6,000	6.450%, 6/12/2017	6,629
	Duke Realty, LP
14,000	8.250%, 8/15/2019	17,272
	Fifth Third Bancorp
16,000	5.450%, 1/15/2017	17,170
	General Electric Capital Corporation
14,000	0.512%, 5/15/2017[g]	13,976
10,000	5.625%, 9/15/2017	11,100
6,000	1.625%, 4/2/2018	6,009
	Genworth Financial, Inc.
10,000	7.700%, 6/15/2020	9,975
	Goldman Sachs Group, Inc.
9,000	6.250%, 9/1/2017	10,014
12,000	2.375%, 1/22/2018	12,121
6,000	2.625%, 1/31/2019	6,037
9,000	7.500%, 2/15/2019	10,705
14,000	2.550%, 10/23/2019	13,949
	Hartford Financial Services Group, Inc.
14,000	6.000%, 1/15/2019	15,877
	HBOS plc
12,000	6.750%, 5/21/2018[f]	13,374
	HCP, Inc.
6,000	3.750%, 2/1/2016	6,166
9,000	3.750%, 2/1/2019	9,446
	Health Care REIT, Inc.
8,000	4.700%, 9/15/2017	8,596
	HSBC Holdings plc
21,000	5.625%, 12/29/2049[h]	21,073
	Huntington National Bank
5,000	1.300%, 11/20/2016	4,979
	Icahn Enterprises, LP
50,000	6.000%, 8/1/2020	51,510
	ING Capital Funding Trust III
8,000	3.855%, 12/29/2049[g,h]	7,980
	International Lease Finance Corporation
8,000	2.191%, 6/15/2016[g]	7,990
25,000	5.875%, 4/1/2019	26,937
	Intesa Sanpaolo SPA
6,000	3.625%, 8/12/2015[f]	6,081
3,000	3.875%, 1/16/2018	3,123
12,000	3.875%, 1/15/2019	12,425
	J.P. Morgan Chase & Company
12,000	3.450%, 3/1/2016	12,317
6,000	0.752%, 2/15/2017[g]	5,985
6,000	2.000%, 8/15/2017	6,057
6,000	6.300%, 4/23/2019	6,969
12,000	7.900%, 4/29/2049[h]	12,916
	KeyCorp
9,000	2.300%, 12/13/2018	9,031

	Kookmin Bank
9,000	1.109%, 1/27/2017[f,g]	9,060
	Liberty Mutual Group, Inc.
3,000	5.000%, 6/1/2021[f]	3,268
	Liberty Property, LP
14,000	5.500%, 12/15/2016	15,032
	Macquarie Bank, Ltd.
7,000	5.000%, 2/22/2017[f]	7,466
	MetLife, Inc.
14,000	1.903%, 12/15/2017	14,032
	Mizuho Corporate Bank, Ltd.
11,000	1.550%, 10/17/2017[f]	10,896
	Morgan Stanley
12,000	1.750%, 2/25/2016	12,065
15,000	6.250%, 8/28/2017	16,663
14,000	1.875%, 1/5/2018	13,949
12,000	6.625%, 4/1/2018	13,668
8,000	4.875%, 11/1/2022	8,497
	Murray Street Investment Trust I
18,000	4.647%, 3/9/2017	18,997
	National City Corporation
6,000	6.875%, 5/15/2019	7,049
	Nomura Holdings, Inc.
9,000	2.000%, 9/13/2016	9,073
6,000	2.750%, 3/19/2019	6,066
	PNC Bank NA
12,000	1.150%, 11/1/2016	12,016
	Pricoa Global Funding I
12,000	1.350%, 8/18/2017[f]	11,951
	Realty Income Corporation
10,000	2.000%, 1/31/2018	10,018
	Regions Bank
12,000	7.500%, 5/15/2018	13,931
	Reinsurance Group of America, Inc.
12,000	5.625%, 3/15/2017	12,977
	Royal Bank of Scotland Group plc
9,000	5.050%, 1/8/2015	9,002
7,000	1.197%, 3/31/2017[g]	7,022
	Societe Generale SA
9,000	5.750%, 4/20/2016[f]	9,424
	Sumitomo Mitsui Banking Corporation
18,000	1.300%, 1/10/2017	17,966
	Suncorp-Metway, Ltd.
6,000	0.955%, 3/28/2017[f,g]	6,009
	Swiss RE Capital I, LP
9,000	6.854%, 5/29/2049[f,h]	9,427
	Synchrony Financial
18,000	1.875%, 8/15/2017	18,035
	Ventas Realty, LP
7,000	1.250%, 4/17/2017	6,935
	Voya Financial, Inc.
9,000	2.900%, 2/15/2018	9,214
	WEA Finance, LLC
14,000	1.750%, 9/15/2017[f]	13,925
	Wells Fargo & Company
32,000	1.400%, 9/8/2017	31,974

	Total	1,313,441

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (13.8%)	Value
Foreign Government (<0.1%)
	Uruguay Government International Bond
$19,000	5.100%, 6/18/2050	$19,285

	Total	19,285

Mortgage-Backed Securities (2.6%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
250,000	3.000%, 1/1/2030[c]	259,478
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
150,000	4.000%, 1/1/2045[c]	159,891
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
150,000	3.500%, 1/1/2030[c]	158,461
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
475,000	3.500%, 1/1/2045[c]	495,150
475,000	4.000%, 1/1/2045[c]	506,946
405,000	4.500%, 1/1/2045[c]	439,615

	Total	2,019,541

Technology (0.3%)
	Alibaba Group Holding, Ltd.
15,000	2.500%, 11/28/2019[f]	14,798
	Alliance Data Systems Corporation
25,000	5.375%, 8/1/2022[f]	24,687
	EMC Corporation
6,000	1.875%, 6/1/2018	5,980
	Fidelity National Information Services, Inc.
12,000	1.450%, 6/5/2017	11,933
	First Data Corporation
23,677	7.375%, 6/15/2019[f]	24,920
	Freescale Semiconductor, Inc.
30,000	6.000%, 1/15/2022[f]	31,350
	Hewlett-Packard Company
9,000	5.400%, 3/1/2017	9,716
	Iron Mountain, Inc.
23,677	6.000%, 8/15/2023	24,624
	Sensata Technologies BV
60,000	4.875%, 10/15/2023[f]	59,700
	Tyco Electronics Group SA
13,000	6.550%, 10/1/2017	14,633
	Xerox Corporation
13,000	7.200%, 4/1/2016	13,920

	Total	236,261

Transportation (0.2%)
	American Airlines Pass Through Trust
5,664	4.950%, 1/15/2023	6,046
	Avis Budget Car Rental, LLC
50,000	5.125%, 6/1/2022[f]	50,500
	Continental Airlines, Inc.
20,077	6.250%, 4/11/2020	21,094
	Delta Air Lines, Inc.
12,000	6.750%, 5/23/2017	12,510
8,139	4.950%, 5/23/2019	8,709
6,919	4.750%, 5/7/2020	7,360
	Korea Expressway Corporation
10,000	1.625%, 4/28/2017[f]	9,944
	Southwest Airlines Company
14,000	2.750%, 11/6/2019	14,064
	United Air Lines, Inc.
5,743	10.400%, 11/1/2016	6,389

	Total	136,616

U.S. Government and Agencies (0.4%)
	U.S. Treasury Notes
205,000	1.875%, 6/30/2020	206,378
93,000	3.625%, 2/15/2044	109,442

	Total	315,820

Utilities (0.7%)
	Access Midstream Partners, LP
40,000	4.875%, 5/15/2023	40,600
	AES Corporation
23,677	7.375%, 7/1/2021	26,755
	Atlas Pipeline Partners, LP
30,000	4.750%, 11/15/2021	28,500
	Berkshire Hathaway Energy Company
14,000	2.400%, 2/1/2020[f]	13,939
	Calpine Corporation
45,000	5.375%, 1/15/2023	45,450
	Commonwealth Edison Company
7,000	6.950%, 7/15/2018	8,091
	DCP Midstream Operating, LP
8,000	2.500%, 12/1/2017	7,991
	DTE Energy Company
14,000	2.400%, 12/1/2019	14,002
	Dynegy Finance I, Inc.
60,000	7.375%, 11/1/2022[f]	61,050
	EDP Finance BV
14,000	4.125%, 1/15/2020[f]	14,078
	El Paso Corporation
7,000	7.000%, 6/15/2017	7,718
	Electricite de France SA
9,000	0.691%, 1/20/2017[f,g]	9,025
	Enel Finance International NV
8,000	5.125%, 10/7/2019[f]	8,840
	Exelon Generation Company, LLC
6,000	5.200%, 10/1/2019	6,630
	MarkWest Energy Partners, LP
60,000	4.875%, 12/1/2024	58,650
	MidAmerican Energy Holdings Company
13,000	1.100%, 5/15/2017	12,867
6,000	5.750%, 4/1/2018	6,724
	NiSource Finance Corporation
12,000	6.400%, 3/15/2018	13,667
	NRG Energy, Inc.
23,677	6.625%, 3/15/2023	24,624
	ONEOK Partners, LP
8,000	2.000%, 10/1/2017	7,955
	Pacific Gas & Electric Company
8,000	5.625%, 11/30/2017	8,892

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (13.8%)	Value
Utilities (0.7%) - continued
	Panhandle Eastern Pipe Line Company, LP
$9,000	6.200%, 11/1/2017	$10,002
	PG&E Corporation
6,000	2.400%, 3/1/2019	6,009
	PPL Capital Funding, Inc.
12,000	1.900%, 6/1/2018	11,980
	Sempra Energy
14,000	6.150%, 6/15/2018	15,866
	Southern Company
14,000	1.300%, 8/15/2017	13,943
	TransAlta Corporation
12,000	1.900%, 6/3/2017	11,949
	Williams Companies, Inc.
12,000	7.875%, 9/1/2021	13,862

	Total	509,659

	Total Long-Term Fixed Income (cost $10,824,263)	10,843,290

Shares or Principal Amount	Short-Term Investments (8.5%)i
	Federal Home Loan Bank Discount Notes
100,000	0.080%, 1/21/2015[j]	99,996
200,000	0.090%, 4/24/2015[j]	199,943
	Thrivent Cash Management Trust
6,347,729	0.060%	6,347,729

	Total Short-Term Investments (at amortized cost)	6,647,668

	Total Investments (cost $79,199,473) 102.8%	$80,450,198

	Other Assets and Liabilities, Net (2.8%)	(2,225,480)

	Total Net Assets 100.0%	$78,224,718

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2014.
f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2014, the value of these investments was $1,947,076 or 2.5% of total net assets.
g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2014.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
j	At December 31, 2014, $299,939 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Growth and Income Plus Fund owned as of December 31, 2014.

Security	Acquisition Date	Cost
Bayview Opportunity Master Fund Trust IIB, LP, 1/28/2034	1/17/2014	$77,661
JBS Finance II, Ltd., 1/29/2018	8/19/2013	24,656

Definitions:

ETF - Exchange Traded Fund.
REIT - Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,180,119
Gross unrealized depreciation	(2,986,508)

Net unrealized appreciation (depreciation)	$1,193,611
Cost for federal income tax purposes	$79,256,587

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Growth and Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	663,592	—	663,592	—
Capital Goods	518,458	—	518,458	—
Communications Services	2,763,077	—	2,506,639	256,438
Consumer Cyclical	1,404,225	—	1,404,225	—
Consumer Non-Cyclical	981,974	—	840,622	141,352
Energy	497,706	—	460,164	37,542
Financials	608,764	—	608,764	—
Technology	444,584	—	444,584	—
Transportation	259,842	—	167,916	91,926
Utilities	152,544	—	152,544	—
Common Stock
Consumer Discretionary	5,438,701	3,309,576	2,129,125	—
Consumer Staples	3,344,762	2,161,482	1,183,280	—
Energy	3,135,109	1,655,525	1,479,584	—
Financials	15,885,246	11,964,723	3,920,523	—
Health Care	8,129,779	6,291,163	1,838,616	—
Industrials	6,589,498	4,468,224	2,121,274	—
Information Technology	6,480,311	5,688,129	792,182	—
Materials	1,929,956	1,009,031	920,925	—
Telecommunications Services	1,988,619	103,251	1,885,368	—
Utilities	1,742,493	—	1,742,493	—
Long-Term Fixed Income
Asset-Backed Securities	130,113	—	130,113	—
Basic Materials	282,954	—	282,954	—
Capital Goods	385,620	—	385,620	—
Collateralized Mortgage Obligations	2,298,086	—	2,298,086	—
Communications Services	1,054,469	—	1,054,469	—
Consumer Cyclical	656,615	—	656,615	—
Consumer Non-Cyclical	852,550	—	852,550	—
Energy	632,260	—	632,260	—
Financials	1,313,441	—	1,313,441	—
Foreign Government	19,285	—	19,285	—
Mortgage-Backed Securities	2,019,541	—	2,019,541	—
Technology	236,261	—	236,261	—
Transportation	136,616	—	136,616	—
U.S. Government and Agencies	315,820	—	315,820	—
Utilities	509,659	—	509,659	—
Short-Term Investments	6,647,668	6,347,729	299,939	—

Total	$80,450,198	$42,998,833	$36,924,107	$527,258

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	93,412	93,412	—	—

Total Asset Derivatives	$93,412	$93,412	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(26)	March 2015	($5,689,858)	($5,683,437)	$6,421
5-Yr. U.S. Treasury Bond Futures	13	March 2015	1,544,602	1,546,086	1,484
30-Yr. U.S. Treasury Bond Futures	1	March 2015	140,573	144,562	3,989
Mini MSCI EAFE Index Futures	10	March 2015	870,837	878,950	8,113
S&P 500 Index Mini-Futures	16	March 2015	1,591,428	1,641,920	50,492
Ultra Long Term U.S. Treasury Bond Futures	3	March 2015	472,650	495,563	22,913
Total Futures Contracts					$93,412

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2014, for Growth and Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$34,807
Total Interest Rate Contracts		34,807
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	58,605
Total Equity Contracts		58,605

Total Asset Derivatives		$93,412

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2014, for Growth and Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	52,239
Total Interest Rate Contracts		52,239
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	83,443
Total Equity Contracts		83,443

Total		$135,682

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2014, for Growth and Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	34,807
Total Interest Rate Contracts		34,807
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	21,392
Total Equity Contracts		21,392

Total		$56,199

The following table presents Growth and Income Plus Fund’s average volume of derivative activity during the period ended December 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$3,807,090	5.8%
Interest Rate
Contracts	3,856,719	5.9

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Growth and Income Plus Fund, is as follows

Fund	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Short Term Investment	$2,877,246	$51,412,380	$47,941,897	6,347,729	$6,347,729	$3,827
Total Value and Income Earned	2,877,246				6,347,729	3,827

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (13.8%)[a]	Value
Basic Materials (1.1%)
	Alpha Natural Resources, Inc., Term Loan
$1,155,302	3.500%, 5/22/2020	$913,416
	Crown Americas, LLC, Term Loan
1,210,000	0.000%, 10/20/2021[b,c]	1,208,488
	Fortescue Metals Group, Ltd., Term Loan
1,518,643	3.750%, 6/30/2019	1,375,891
	Ineos Group Holdings, Ltd., Term Loan
1,561,775	3.750%, 5/4/2018	1,510,846
	NewPage Corporation, Term Loan
1,650,000	9.500%, 2/11/2021	1,564,744
	Tronox Pigments BV, Term Loan
441,380	0.000%, 3/19/2020[b,c]	433,289
	Wausau Paper Corporation, Term Loan
646,750	6.500%, 7/30/2020	640,282

	Total	7,646,956

Capital Goods (0.7%)
	ADS Waste Holdings, Inc., Term Loan
874,500	3.750%, 10/9/2019	847,443
	Berry Plastics Group, Inc., Term Loan
884,250	3.500%, 2/8/2020	853,929
	Rexnord, LLC, Term Loan
888,750	4.000%, 8/21/2020	869,197
	Silver II Borrower, Term Loan
827,976	4.000%, 12/13/2019	767,691
	STHI Holding Corporation, Term Loan
1,271,812	4.500%, 8/6/2021	1,260,150

	Total	4,598,410

Communications Services (4.6%)
	Atlantic Broadband Penn, LLC, Term Loan
870,476	3.250%, 11/30/2019	850,890
	Birch Communication Inc., Term Loan
1,020,104	7.750%, 7/17/2020	999,702
	Block Communications, Inc., Term Loan
1,221,937	5.750%, 11/7/2021	1,213,543
	Cable & Wireless Communications plc, Term Loan
496,000	0.000%, 11/25/2016[b,c]	493,520
	Cengage Learning Aquisitions, Term Loan
1,111,600	7.000%, 3/31/2020	1,099,094
	Charter Communications Operating, LLC, Term Loan
437,778	3.000%, 7/1/2020	428,751
886,500	3.000%, 1/3/2021	867,848
	Cincinnati Bell, Inc., Term Loan
996,762	4.000%, 9/10/2020[b,c]	984,303
	Clear Channel Communications, Inc., Term Loan
5,986	3.819%, 1/29/2016	5,917
949,467	6.919%, 1/30/2019	893,174
228,177	7.669%, 7/30/2019	217,053
	Cumulus Media Holdings, Inc., Term Loan
1,019,373	4.250%, 12/23/2020[b,c]	987,089
	Fairpoint Communications, Term Loan
88,646	7.500%, 2/14/2019	87,705
	Grande Communications Networks, LLC, Term Loan
1,182,012	4.500%, 5/29/2020	1,165,759
	Gray Television, Inc., Term Loan
1,308,741	3.750%, 6/13/2021	1,285,838
	Hargray Communications Group, Inc., Term Loan
1,047,372	5.250%, 6/26/2019	1,039,516
	IMG Worldwide, Inc., Term Loan
1,094,500	5.250%, 5/6/2021	1,055,514
	Integra Telecom Holdings, Inc., Term Loan
884,250	5.250%, 2/22/2019	858,280
	Intelsat Jackson Holdings SA, Term Loan
948,775	3.750%, 6/30/2019	933,358
	Level 3 Communications, Inc., Term Loan
1,450,000	4.000%, 1/15/2020	1,437,312
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
250,000	0.000%, 1/7/2022[b,c]	242,500
775,000	4.500%, 1/7/2022	753,687
	LTS Buyer, LLC, Term Loan
972,965	4.000%, 4/13/2020	950,470
	McGraw-Hill Global Education, LLC, Term Loan
856,422	5.750%, 3/22/2019	851,874
	NEP/NCP Holdco, Inc., Term Loan
1,179,105	4.250%, 1/22/2020	1,151,596
	NTelos, Inc., Term Loan
1,161,527	5.750%, 11/9/2019	1,010,528
	Puerto Rico Cable Acquisition Company, Inc., Term Loan
909,069	5.500%, 7/31/2018	902,251
	SBA Senior Finance II, LLC, Term Loan
1,094,500	3.250%, 3/24/2021	1,069,644
	TNS, Inc., Term Loan
1,040,533	5.000%, 2/14/2020	1,028,827
	Univision Communications, Inc., Term Loan
1,562,087	4.000%, 3/1/2020	1,525,378
	Virgin Media Investment Holdings, Ltd., Term Loan
900,000	3.500%, 6/7/2020	882,549
	WideOpenWest Finance, LLC, Term Loan
845,221	4.750%, 4/1/2019	838,358
	WMG Acquisition Corporation, Term Loan
888,750	3.750%, 7/1/2020	853,200
	XO Communications, LLC, Term Loan
1,091,750	4.250%, 3/20/2021	1,069,915
	Yankee Cable Acquisition, LLC, Term Loan
853,350	4.500%, 3/1/2020	848,017

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (13.8%)[a]	Value
Communications Services (4.6%) - continued
	Zayo Group, LLC, Term Loan
$1,045,663	4.000%, 7/2/2019	$1,033,011

	Total	31,915,971

Consumer Cyclical (2.3%)
	Amaya Gaming Group, Inc., Term Loan
1,216,950	5.000%, 8/1/2021	1,203,868
	Booz Allen Hamilton, Inc., Term Loan
372,093	3.750%, 7/31/2019	369,923
	Burlington Coat Factory Warehouse Corporation, Term Loan
922,056	4.250%, 8/13/2021	908,806
	Ceridian HCM Holding, Inc., Term Loan
435,890	4.500%, 9/15/2020	427,991
	Chrysler Group, LLC, Term Loan
736,641	3.500%, 5/24/2017	731,249
471,437	3.250%, 12/31/2018	466,134
	Golden Nugget, Inc., Delayed Draw
155,925	5.500%, 11/21/2019	153,684
	Golden Nugget, Inc., Term Loan
363,825	5.500%, 11/21/2019	358,597
	Hilton Worldwide Finance, LLC, Term Loan
1,030,702	3.500%, 10/26/2020	1,017,385
	J.C. Penney Corporation, Inc., Term Loan
886,500	6.000%, 5/22/2018	868,034
	Las Vegas Sands, LLC, Term Loan
990,000	3.250%, 12/19/2020	982,991
	Marina District Finance Company, Inc., Term Loan
960,750	6.750%, 8/15/2018	952,142
	MGM Resorts International, Term Loan
354,573	3.500%, 12/20/2019	344,602
	Michaels Stores, Inc., Term Loan
1,042,387	4.000%, 1/28/2020	1,022,843
	Mohegan Tribal Gaming Authority, Term Loan
1,039,500	5.500%, 11/19/2019	996,995
	Pinnacle Entertainment, Inc., Term Loan
933,989	3.750%, 8/13/2020[b,c]	918,811
	ROC Finance, LLC, Term Loan
888,750	5.000%, 6/20/2019	822,094
	Scientific Games International, Inc., Term Loan
891,000	6.000%, 10/18/2020	876,967
400,000	6.000%, 10/1/2021	393,668
	Seminole Hard Rock Entertainment, Inc., Term Loan
1,179,758	3.500%, 5/14/2020[b,c]	1,135,517
	Seminole Indian Tribe of Florida, Term Loan
789,750	3.000%, 4/29/2020	785,146

	Total	15,737,447

Consumer Non-Cyclical (1.7%)
	Albertsons, Inc., Term Loan
1,238,906	4.750%, 3/21/2019	1,229,614
	Catalina Marketing Corporation, Term Loan
1,129,325	4.500%, 4/9/2021	1,072,159
	CHS/Community Health Systems, Inc., Term Loan
216,079	3.486%, 1/25/2017	214,637
699,671	4.250%, 1/27/2021	697,194
	Del Monte Corporation, Term Loan
885,539	3.500%, 3/9/2020	845,690
	HCA, Inc., Term Loan
1,032,386	0.000%, 3/31/2017[b,c]	1,023,353
	JBS USA, LLC, Term Loan
1,481,250	3.750%, 9/18/2020	1,446,070
	Libbey Glass, Inc., Term Loan
564,663	3.750%, 4/9/2021	555,137
	Ortho-Clinical Diagnostics, Inc., Term Loan
1,174,100	4.750%, 6/30/2021	1,153,260
	Roundy’s Supermarkets, Inc., Term Loan
1,132,320	5.750%, 3/3/2021	1,059,659
	Supervalu, Inc., Term Loan
1,177,473	4.500%, 3/21/2019	1,154,583
	Visant Corporation, Term Loan
1,491,602	7.000%, 9/23/2021	1,446,854

	Total	11,898,210

Energy (0.9%)
	Arch Coal, Inc., Term Loan
1,405,634	6.250%, 5/16/2018	1,160,239
	Energy Solutions, LLC, Term Loan
1,293,500	6.750%, 5/29/2020	1,287,434
	Exgen Renewables I, LLC, Term Loan
689,828	5.250%, 2/6/2021	689,828
	McJunkin Red Man Corporation, Term Loan
1,036,875	5.000%, 11/8/2019	951,333
	Offshore Group Investment, Ltd., Term Loan
1,327,619	5.750%, 3/28/2019	989,076
	Pacific Drilling SA, Term Loan
886,500	4.500%, 6/3/2018	728,410
	TerraForm Power Operating, LLC, Term Loan
477,600	4.750%, 7/23/2019	475,212

	Total	6,281,532

Financials (1.0%)
	Delos Finance Sarl, Term Loan
1,120,000	3.500%, 3/6/2021	1,108,330
	DJO Finance, LLC, Term Loan
1,143,330	4.250%, 9/15/2017	1,115,696
	Harland Clarke Holdings Corporation, Term Loan
866,250	7.000%, 5/22/2018	867,116
	MoneyGram International, Inc., Term Loan
967,614	4.250%, 3/27/2020	884,883
	MPH Acquisition Holdings, LLC, Term Loan
1,457,944	3.750%, 3/31/2021	1,414,934

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Principal Amount	Bank Loans (13.8%)[a]	Value
Financials (1.0%) - continued
	TransUnion, LLC, Term Loan
$1,091,750	4.000%, 4/9/2021	$1,074,009
	WaveDivision Holdings, LLC, Term Loan
882,000	4.000%, 10/15/2019	867,297

	Total	7,332,265

Technology (0.6%)
	Avago Technologies, Ltd., Term Loan
150,000	0.000%, 5/6/2021[b,c]	149,313
	BMC Software, Inc., Term Loan
859,750	5.000%, 9/10/2020	834,499
	First Data Corporation, Term Loan
1,600,000	3.667%, 3/23/2018	1,567,008
	Freescale Semiconductor, Inc., Term Loan
884,317	4.250%, 2/28/2020	861,661
	Infor US, Inc., Term Loan
1,168,837	3.750%, 6/3/2020	1,132,393

	Total	4,544,874

Transportation (0.5%)
	American Airlines, Inc., Term Loan
1,403,625	3.750%, 6/27/2019	1,386,669
	Delta Air Lines, Inc., Term Loan
1,370,633	3.250%, 4/20/2017[b,c]	1,353,500
	OSG Bulk Ships, Inc., Term Loan
990,025	5.250%, 8/5/2019	962,800

	Total	3,702,969

Utilities (0.4%)
	Calpine Corporation, Term Loan
781,726	4.000%, 4/1/2018	772,150
173,250	4.000%, 10/31/2020	170,337
	Intergen NV, Term Loan
886,500	5.500%, 6/15/2020	878,371
	NGPL PipeCo, LLC, Term Loan
683,463	6.750%, 9/15/2017	662,105

	Total	2,482,963

	Total Bank Loans (cost $99,008,035)	96,141,597

Principal Amount	Long-Term Fixed Income (43.3%)
Asset-Backed Securities (1.2%)
	Asset Backed Securities Corporation Home Equity Loan Trust
1,098,203	0.310%, 7/25/2036[d]	983,091
271,080	0.330%, 11/25/2036[d]	233,832
	Bayview Opportunity Master Fund Trust IIB, LP
1,295,140	3.623%, 7/28/2019*	1,286,513
	Countrywide Asset-Backed Certificates
827,386	5.530%, 4/25/2047	813,557
	GSAA Home Equity Trust
1,381,310	0.440%, 7/25/2037[d]	1,166,172
	J.P. Morgan Mortgage Trust
883,649	2.651%, 2/25/2036	797,837

	Renaissance Home Equity Loan Trust
656,598	5.746%, 5/25/2036[e]	477,729
1,000,000	6.011%, 5/25/2036[e]	707,555
1,421,374	5.797%, 8/25/2036[e]	911,067
	Residential Asset Mortgage Products Trust
946,793	5.991%, 3/25/2033[f]	916,241

	Total	8,293,594

Basic Materials (0.8%)
	Anglo American Capital plc
200,000	1.181%, 4/15/2016[d,g]	200,201
	ArcelorMittal
1,080,000	6.000%, 3/1/2021	1,123,200
	Dow Chemical Company
106,000	8.550%, 5/15/2019	131,784
	First Quantum Minerals, Ltd.
485,000	6.750%, 2/15/2020[g]	438,925
770,000	7.000%, 2/15/2021[g]	693,000
	FMG Resources August 2006 Pty., Ltd.
222,222	6.875%, 2/1/2018[g]	201,667
	Freeport-McMoRan, Inc.
85,000	2.375%, 3/15/2018	84,065
	Hexion US Finance Corporation/ Hexion Nova Scotia Finance ULC
860,000	8.875%, 2/1/2018	765,400
	INEOS Group Holdings SA
600,000	5.875%, 2/1/2019[g]	568,500
	LyondellBasell Industries NV
110,000	5.000%, 4/15/2019	119,984
	Mosaic Company
144,000	3.750%, 11/15/2021	149,875
	Sappi Papier Holding GmbH
600,000	6.625%, 4/15/2021[g]	615,000
	Vale Overseas, Ltd.
73,000	6.250%, 1/23/2017	77,863
	Yamana Gold, Inc.
152,000	4.950%, 7/15/2024	148,349

	Total	5,317,813

Capital Goods (1.0%)
	Brand Energy& Infrastructure Services, Inc.
575,000	8.500%, 12/1/2021[g]	517,500
	Cemex SAB de CV
1,290,000	5.700%, 1/11/2025[g]	1,251,300
	Crown Americas Capital Corporation IV
1,080,000	4.500%, 1/15/2023	1,047,600
	Crown Cork & Seal Company, Inc.
610,000	7.375%, 12/15/2026	674,050
	Harsco Corporation
216,000	2.700%, 10/15/2015	215,730
	Ingersoll-Rand Luxembourg Finance SA
310,000	2.625%, 5/1/2020	307,993
	L-3 Communications Corporation
205,000	1.500%, 5/28/2017	202,983
	Reynolds Group Issuer, Inc.
250,000	5.750%, 10/15/2020	256,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (43.3%)	Value
Capital Goods (1.0%) - continued
$610,000	6.875%, 2/15/2021	$636,688
	RSC Equipment Rental, Inc.
250,000	8.250%, 2/1/2021	272,500
	Sealed Air Corporation
800,000	4.875%, 12/1/2022[g]	794,000
	Textron, Inc.
213,000	7.250%, 10/1/2019	252,842
	United Rentals North America, Inc.
610,000	7.375%, 5/15/2020	658,800

	Total	7,088,236

Collateralized Mortgage Obligations (15.3%)
	Alternative Loan Trust
1,725,676	6.000%, 6/25/2036	1,546,929
	American Home Mortgage Assets Trust
2,212,077	6.250%, 12/25/2036	1,047,370
2,914,203	0.360%, 12/25/2046[d]	2,037,660
2,381,002	0.360%, 6/25/2047[d]	1,608,055
	Banc of America Alternative Loan Trust
880,773	0.670%, 4/25/2035[d]	761,634
2,153,754	6.000%, 11/25/2035	1,882,251
1,409,778	0.970%, 5/25/2046[d]	975,056
	Banc of America Funding Corporation
614,453	4.828%, 5/20/2036	502,047
	BCAP, LLC Trust
2,098,560	0.350%, 3/25/2037[d]	1,744,590
	Bear Stearns Adjustable Rate Mortgage Trust
1,094,955	2.430%, 10/25/2035[d]	1,079,514
484,242	2.557%, 2/25/2036	377,531
	Citicorp Mortgage Securities Trust
757,863	6.000%, 5/25/2037	781,716
	Citigroup Mortgage Loan Trust, Inc.
603,170	5.500%, 11/25/2035	556,481
	CitiMortgage Alternative Loan Trust
1,426,425	5.750%, 4/25/2037	1,224,806
	Countrywide Alternative Loan Trust
748,274	0.570%, 2/25/2035[d]	688,411
1,132,538	5.220%, 10/25/2035	961,792
466,766	5.500%, 2/25/2036	434,039
367,188	6.000%, 4/25/2036	317,190
1,281,731	6.500%, 8/25/2036	976,093
316,230	6.000%, 1/25/2037	291,783
1,222,315	5.500%, 5/25/2037	1,059,452
	Countrywide Home Loan Mortgage Pass Through Trust
2,474,838	2.465%, 11/25/2035	2,092,931
872,820	4.932%, 2/20/2036	780,822
	Credit Suisse First Boston Mortgage Securities Corporation
734,460	5.250%, 10/25/2035	730,840
	Deutsche Alt-A Securities Mortgage Loan Trust
1,367,373	0.883%, 4/25/2047[d]	1,170,435
2,416,867	0.390%, 8/25/2047[d]	2,045,866
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
195,653	5.500%, 10/25/2021	188,099
683,290	0.370%, 11/25/2035[d]	441,395
1,196,526	5.500%, 11/25/2035	1,131,495

	Federal Home Loan Mortgage Corporation
11,506,073	2.500%, 12/15/2022[h]	838,928
3,300,988	2.500%, 5/15/2027[h]	288,678
3,965,100	2.500%, 2/15/2028[h]	397,837
11,838,333	2.500%, 3/15/2028[h]	1,188,648
6,477,962	3.000%, 4/15/2028[h]	723,571
5,173,311	3.000%, 2/15/2033[h]	698,097
	Federal National Mortgage Association
5,101,188	2.500%, 2/25/2028[h]	513,202
4,036,523	3.000%, 4/25/2028[h]	497,194
4,994,155	3.500%, 1/25/2033[h]	713,288
	First Horizon Alternative Mortgage Securities Trust
1,514,025	2.250%, 3/25/2035	1,356,199
	First Horizon Alternative Mortgage Securities Trust 2006-FA4
1,690,611	6.000%, 8/25/2036[d]	1,409,485
	First Horizon Mortgage Pass-Through Trust
1,593,773	2.582%, 8/25/2037	1,306,416
	GMACM Mortgage Loan Trust
2,487,038	4.566%, 5/25/2035	2,388,014
	Government National Mortgage Association
5,703,734	4.000%, 1/16/2027[h]	729,084
	Greenpoint Mortgage Funding Trust
1,082,365	0.370%, 10/25/2045[d]	852,130
	GSR Mortgage Loan Trust
322,487	0.360%, 8/25/2046[d]	309,690
	HomeBanc Mortgage Trust
1,214,723	2.197%, 4/25/2037	903,893
	IndyMac IMJA Mortgage Loan Trust
1,348,079	6.250%, 11/25/2037	1,204,815
	IndyMac INDX Mortgage Loan Trust
2,266,850	4.654%, 10/25/2035	1,920,763
	J.P. Morgan Alternative Loan Trust
2,497,752	6.500%, 3/25/2036	2,202,788
	J.P. Morgan Mortgage Trust
285,235	6.500%, 1/25/2035	283,709
1,892,303	2.653%, 8/25/2035	1,882,381
688,974	2.537%, 10/25/2036	618,443
1,385,501	0.550%, 1/25/2037[d]	899,190
952,606	2.695%, 1/25/2037	869,676
867,578	6.250%, 8/25/2037	716,881
	Lehman Mortgage Trust
1,057,688	0.920%, 12/25/2035[d]	766,073
	Master Asset Securitization Trust
1,140,610	0.670%, 6/25/2036[d]	683,843
	MASTR Alternative Loans Trust
337,395	6.500%, 7/25/2034	345,642
1,041,071	0.620%, 12/25/2035[d]	567,424
	Merrill Lynch Alternative Note Asset Trust
803,720	6.000%, 3/25/2037	647,476
1,328,437	6.000%, 3/25/2037	1,235,893
	Morgan Stanley Mortgage Loan Trust
835,859	5.241%, 11/25/2035	644,409
	MortgageIT Trust
1,845,789	0.430%, 12/25/2035[d]	1,693,168
1,387,753	0.370%, 4/25/2036[d]	1,048,371

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (43.3%)	Value
Collateralized Mortgage Obligations (15.3%) - continued
	New Century Alternative Mortgage Loan Trust
$1,804,558	6.167%, 7/25/2036[e]	$1,234,733
	RALI Trust
1,927,655	6.000%, 4/25/2036	1,595,516
2,851,012	0.350%, 11/25/2036[d]	2,054,345
2,649,602	5.750%, 4/25/2037	2,119,685
1,412,453	6.250%, 4/25/2037	1,169,695
597,796	6.000%, 6/25/2037	493,577
2,551,492	0.360%, 7/25/2037[d]	2,142,542
	Residential Accredit Loans, Inc.
1,351,073	5.750%, 9/25/2035	1,221,623
1,365,112	6.000%, 1/25/2037	1,161,938
	Residential Asset Securitization Trust
2,138,669	5.407%, 8/25/2022	1,941,935
908,048	5.500%, 4/25/2035	911,188
1,268,269	0.550%, 8/25/2037[d]	465,310
	RFMSI Trust
1,353,660	5.750%, 2/25/2036	1,251,115
2,165,354	6.000%, 7/25/2037	1,960,902
	Sequoia Mortgage Trust
1,817,392	2.657%, 9/20/2046	1,506,518
	Structured Adjustable Rate Mortgage Loan Trust
460,314	5.500%, 12/25/2034	447,016
1,399,100	5.081%, 7/25/2035	1,206,086
667,700	2.633%, 9/25/2035	567,629
1,128,027	4.956%, 5/25/2036	849,007
	Structured Asset Mortgage Investments, Inc.
2,028,379	0.480%, 12/25/2035[d]	1,550,708
1,578,961	0.380%, 5/25/2046[d]	1,152,145
	Suntrust Alternative Loan Trust
1,759,375	5.750%, 12/25/2035	1,570,566
	WaMu Mortgage Pass Through Certificates
1,096,007	1.957%, 11/25/2036	967,261
2,239,520	1.822%, 1/25/2037	1,899,147
189,879	2.239%, 8/25/2046	164,371
934,590	1.073%, 9/25/2046[d]	798,273
1,879,159	0.853%, 1/25/2047[d]	1,542,316
1,258,309	1.913%, 3/25/2047[d]	1,016,210
	Washington Mutual Alternative Mortgage Pass Through Certificates
1,274,447	0.770%, 6/25/2035[d]	954,310
1,373,060	6.000%, 11/25/2035	1,247,645
2,313,827	0.863%, 2/25/2047[d]	1,623,598
	Wells Fargo Mortgage Backed Securities Trust
2,472,419	2.609%, 7/25/2036	2,411,276
462,807	0.870%, 5/25/2037[d]	401,181
941,256	6.000%, 7/25/2037	931,427
1,492,647	6.000%, 11/25/2037	1,484,955

	Total	106,797,331

Commercial Mortgage-Backed Securities (0.5%)
	Credit Suisse Mortgage Capital Certificates
500,000	5.509%, 9/15/2039	528,788
	Greenwich Capital Commercial Funding Corporation
1,350,000	5.867%, 12/10/2049	1,463,204
	Morgan Stanley Capital, Inc.
1,350,000	5.406%, 3/15/2044	1,436,857

	Total	3,428,849

Communications Services (3.1%)
	21st Century Fox America, Inc.
170,000	3.700%, 9/15/2024[g]	174,866
	AMC Networks, Inc.
610,000	4.750%, 12/15/2022	591,700
	American Tower Corporation
189,000	7.000%, 10/15/2017	213,388
152,000	3.450%, 9/15/2021	149,437
	CC Holdings GS V, LLC
270,000	2.381%, 12/15/2017	272,394
	CCO Holdings, LLC
600,000	6.500%, 4/30/2021	630,000
	CenturyLink, Inc.
600,000	6.450%, 6/15/2021	643,500
	Cequel Communications Escrow 1, LLC
1,400,000	6.375%, 9/15/2020[g]	1,449,000
	Columbus International, Inc.
1,400,000	7.375%, 3/30/2021[g]	1,456,000
	Digicel, Ltd.
1,400,000	6.000%, 4/15/2021[g]	1,309,000
	DIRECTV Holdings, LLC
176,000	5.875%, 10/1/2019	201,314
	DISH DBS Corporation
700,000	5.000%, 3/15/2023	677,250
	Equinix, Inc.
810,000	5.750%, 1/1/2025	817,088
	FairPoint Communications, Inc.
1,100,000	8.750%, 8/15/2019[g]	1,105,500
	Frontier Communications Corporation
1,255,000	6.875%, 1/15/2025	1,255,000
	Hughes Satellite Systems Corporation
860,000	6.500%, 6/15/2019	922,350
	Level 3 Escrow II, Inc.
600,000	5.375%, 8/15/2022[g]	603,000
	Numericable-SFR
1,370,000	6.000%, 5/15/2022[g]	1,377,535
	SBA Tower Trust
300,000	3.598%, 4/16/2043[g]	300,734
	Sprint Communications, Inc.
850,000	9.000%, 11/15/2018[g]	966,790
	Telefonica Emisiones SAU
211,000	3.192%, 4/27/2018	216,980
	Time Warner Cable, Inc.
408,000	5.000%, 2/1/2020	449,610
	T-Mobile USA, Inc.
1,230,000	6.125%, 1/15/2022	1,248,450
	Univision Communications, Inc.
250,000	6.875%, 5/15/2019[g]	260,313
610,000	7.875%, 11/1/2020[g]	649,650
	UPCB Finance V, Ltd.
860,000	7.250%, 11/15/2021[g]	940,625

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (43.3%)	Value
Communications Services (3.1%) - continued
	Verizon Communications, Inc.
$115,000	2.625%, 2/21/2020[g]	$113,685
152,000	4.500%, 9/15/2020	165,035
152,000	5.150%, 9/15/2023	167,843
	West Corporation
1,400,000	5.375%, 7/15/2022[g]	1,340,500
	Wind Acquisition Finance SA
720,000	4.750%, 7/15/2020[g]	673,200
120,000	7.375%, 4/23/2021[g]	113,256

	Total	21,454,993

Consumer Cyclical (1.8%)
	AMC Entertainment, Inc.
600,000	5.875%, 2/15/2022	609,000
	Brookfield Residential Properties, Inc.
850,000	6.500%, 12/15/2020[g]	888,250
	Chrysler Group, LLC
840,000	8.000%, 6/15/2019	883,050
	Delphi Corporation
216,000	6.125%, 5/15/2021	235,440
	Ford Motor Credit Company, LLC
220,000	5.000%, 5/15/2018	239,041
155,000	2.597%, 11/4/2019	154,166
	General Motors Company
152,000	6.250%, 10/2/2043	181,579
	General Motors Financial Company, Inc.
860,000	3.250%, 5/15/2018	861,075
167,000	4.375%, 9/25/2021	174,306
	GLP Capital, LP
1,400,000	4.875%, 11/1/2020	1,417,500
	Hilton Worldwide Finance, LLC
1,080,000	5.625%, 10/15/2021	1,128,600
	Jaguar Land Rover Automotive plc
500,000	4.125%, 12/15/2018[g]	502,500
710,000	5.625%, 2/1/2023[g]	747,275
	L Brands, Inc.
860,000	5.625%, 2/15/2022	924,500
	Lennar Corporation
610,000	12.250%, 6/1/2017	725,900
250,000	4.125%, 12/1/2018	247,500
	Macy’s Retail Holdings, Inc.
88,000	7.450%, 7/15/2017	100,047
	Royal Caribbean Cruises, Ltd.
1,400,000	5.250%, 11/15/2022	1,470,000
	Toll Brothers Finance Corporation
208,000	4.000%, 12/31/2018	209,040
	TRW Automotive, Inc.
136,000	7.250%, 3/15/2017[g]	150,280
	Wynn Las Vegas, LLC
860,000	5.375%, 3/15/2022	872,900

	Total	12,721,949

Consumer Non-Cyclical (2.3%)
	Actavis Funding SCS
155,000	4.850%, 6/15/2044	157,284
	Altria Group, Inc.
191,000	9.700%, 11/10/2018	242,533
	Aviv Healthcare Properties, LP
600,000	6.000%, 10/15/2021	624,000
	CareFusion Corporation
70,000	1.450%, 5/15/2017	69,505
	ConAgra Foods, Inc.
218,000	2.100%, 3/15/2018	217,293
	Cott Beverages, Inc.
1,400,000	5.375%, 7/1/2022[g]	1,284,500
	CVS Health Corporation
106,000	2.250%, 12/5/2018	106,949
	Endo Finance LLC & Endo Finco, Inc.
250,000	7.000%, 7/15/2019[g]	260,938
610,000	7.000%, 12/15/2020[g]	640,500
	Envision Healthcare Corporation
1,400,000	5.125%, 7/1/2022[g]	1,389,500
	Forest Laboratories, Inc.
153,000	4.375%, 2/1/2019[g]	161,625
	Hawk Acquisition Sub, Inc.
860,000	4.250%, 10/15/2020	868,600
	HCA, Inc.
925,000	3.750%, 3/15/2019	926,156
	Hospira, Inc.
870,000	5.200%, 8/12/2020	933,359
	IMS Health, Inc.
490,000	6.000%, 11/1/2020[g]	504,700
	JBS Finance II, Ltd.
1,080,000	8.250%, 1/29/2018*	1,104,300
	JBS USA, LLC
610,000	5.875%, 7/15/2024[g]	599,325
	Lorillard Tobacco Company
204,000	8.125%, 6/23/2019	247,315
	Medco Health Solutions, Inc.
170,000	7.125%, 3/15/2018	196,275
	Medtronic, Inc.
310,000	4.375%, 3/15/2035[g]	328,865
	Mondelez International, Inc.
136,000	2.250%, 2/1/2019	135,441
	Ortho-Clinical Diagnostics, Inc.
1,375,000	6.625%, 5/15/2022[g]	1,235,781
	Pernod Ricard SA
110,000	5.750%, 4/7/2021[g]	126,354
	SABMiller plc
75,000	6.500%, 7/15/2018[g]	85,625
	Safeway, Inc.
63,000	3.400%, 12/1/2016	64,002
	Spectrum Brands Escrow Corporation
860,000	6.375%, 11/15/2020	896,550
	Tenet Healthcare Corporation
1,080,000	8.125%, 4/1/2022	1,206,900
	Thermo Fisher Scientific, Inc.
212,000	2.400%, 2/1/2019	212,316
	Tyson Foods, Inc.
152,000	4.500%, 6/15/2022	164,568
	Valeant Pharmaceuticals International
132,000	6.875%, 12/1/2018[g]	136,158

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (43.3%)	Value
Consumer Non-Cyclical (2.3%) - continued
	VPII Escrow Corporation
$610,000	7.500%, 7/15/2021[g]	$658,800

	Total	15,786,017

Energy (1.7%)
	Buckeye Partners, LP
152,000	2.650%, 11/15/2018	149,710
	Calumet Specialty Products Partners, LP
600,000	6.500%, 4/15/2021[g]	534,000
	Chaparral Energy, Inc.
600,000	7.625%, 11/15/2022	393,000
	CNPC General Capital, Ltd.
205,000	2.750%, 4/19/2017[g]	207,376
	Concho Resources, Inc.
860,000	5.500%, 10/1/2022	868,600
	El Paso, LLC
170,000	7.800%, 8/1/2031	206,997
	Enbridge Energy Partners, LP
1,215,000	8.050%, 10/1/2037	1,318,275
	Energy Transfer Partners, LP
104,000	6.700%, 7/1/2018	116,946
	Energy XXI Gulf Coast, Inc.
1,400,000	7.500%, 12/15/2021	756,000
	Ensco plc
167,000	4.500%, 10/1/2024	162,320
	Enterprise Products Operating, LLC
167,000	2.550%, 10/15/2019	165,319
	EQT Corporation
105,000	5.150%, 3/1/2018	112,167
104,000	8.125%, 6/1/2019	125,380
	EQT Midstream Partners, LP
152,000	4.000%, 8/1/2024	150,520
	Hess Corporation
155,000	8.125%, 2/15/2019	184,418
	Kinder Morgan, Inc.
155,000	5.300%, 12/1/2034	157,334
	Linn Energy, LLC
860,000	6.250%, 11/1/2019	726,700
	Marathon Petroleum Corporation
125,000	3.625%, 9/15/2024	122,500
	MEG Energy Corporation
250,000	6.500%, 3/15/2021[g]	228,125
610,000	6.375%, 1/30/2023[g]	544,425
	Offshore Group Investment, Ltd.
860,000	7.500%, 11/1/2019	640,700
	Petrobras Global Finance BV
245,000	2.000%, 5/20/2016	234,012
	Plains All American Pipeline, LP
156,000	3.600%, 11/1/2024	153,148
	Regency Energy Partners, LP
1,080,000	5.000%, 10/1/2022	1,020,600
	Rosetta Resources, Inc.
950,000	5.875%, 6/1/2022	855,000
	Sabine Pass Liquefaction, LLC
1,080,000	5.750%, 5/15/2024	1,059,750
	Suncor Energy, Inc.
136,000	6.100%, 6/1/2018	152,552
125,000	3.600%, 12/1/2024	123,519
	Transocean, Inc.
205,000	6.000%, 3/15/2018	197,181
	Weatherford International, Ltd.
170,000	6.000%, 3/15/2018	181,477
104,000	9.625%, 3/1/2019	123,352
	Williams Companies, Inc.
152,000	3.700%, 1/15/2023	136,509

	Total	12,107,912

Financials (8.1%)
	Abbey National Treasury Services plc
110,000	3.050%, 8/23/2018	113,885
	ABN AMRO Bank NV
216,000	2.500%, 10/30/2018[g]	218,163
	Aegon NV
1,080,000	2.549%, 7/29/2049[d,i]	891,000
	AGI Life Holdings, Inc.
1,200,000	7.570%, 12/1/2045*	1,585,734
	Ally Financial, Inc.
900,000	3.750%, 11/18/2019	886,500
	American Express Company
1,250,000	6.800%, 9/1/2066	1,309,375
	Aviation Capital Group Corporation
162,000	3.875%, 9/27/2016[g]	166,079
	Banco de Brasil SA
1,860,000	9.000%, 12/31/2049[g,i]	1,729,800
	Bank of America Corporation
272,000	5.700%, 5/2/2017	294,034
237,000	5.650%, 5/1/2018	263,301
620,000	6.250%, 9/29/2049[i]	612,831
160,000	8.000%, 12/29/2049[i]	171,800
	Bank of New York Mellon Corporation
720,000	4.500%, 12/31/2049[i]	663,750
	Barclays Bank plc
150,000	5.140%, 10/14/2020	161,323
	BBVA Banco Continental SA
203,000	2.250%, 7/29/2016[g]	202,493
	BBVA International Preferred SA Unipersonal
1,545,000	5.919%, 12/29/2049[i]	1,572,501
	BNP Paribas SA
1,250,000	5.186%, 6/29/2049[g,i]	1,250,000
	BPCE SA
625,000	5.150%, 7/21/2024[g]	644,044
	Citigroup, Inc.
153,000	1.850%, 11/24/2017	152,824
212,000	8.500%, 5/22/2019	264,166
155,000	3.750%, 6/16/2024	158,293
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
975,000	11.000%, 12/29/2049[g,i]	1,254,825
	Credit Agricole SA
620,000	6.625%, 9/29/2049gi	600,935
	Credit Suisse Group AG
600,000	7.500%, 12/11/2049[g,i]	624,000
1,240,000	6.250%, 12/29/2049[g,i]	1,192,570
	CyrusOne, LP
860,000	6.375%, 11/15/2022	918,050
	DDR Corporation
136,000	9.625%, 3/15/2016	149,295

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (43.3%)	Value
Financials (8.1%) - continued
	Denali Borrower, LLC
$1,370,000	5.625%, 10/15/2020[g]	$1,425,485
	Discover Bank
68,000	8.700%, 11/18/2019	84,092
	Discover Financial Services
150,000	6.450%, 6/12/2017	165,733
	Duke Realty, LP
155,000	4.375%, 6/15/2022	164,077
	Fifth Third Bancorp
925,000	4.900%, 12/29/2049[i]	894,938
900,000	5.100%, 12/31/2049[i]	833,625
	GE Capital Trust I
620,000	6.375%, 11/15/2067	667,773
	General Electric Capital Corporation
1,200,000	6.250%, 12/15/2049[i]	1,306,500
	Genworth Financial, Inc.
205,000	7.700%, 6/15/2020	204,482
	Goldman Sachs Group, Inc.
70,000	6.250%, 9/1/2017	77,885
68,000	2.375%, 1/22/2018	68,687
144,000	2.625%, 1/31/2019	144,879
205,000	7.500%, 2/15/2019	243,840
	Hartford Financial Services Group, Inc.
185,000	6.000%, 1/15/2019	209,809
	HBOS plc
188,000	6.750%, 5/21/2018[g]	209,525
	HCP, Inc.
107,000	3.750%, 2/1/2019	112,302
	Health Care REIT, Inc.
186,000	4.700%, 9/15/2017	199,848
	HSBC Holdings plc
1,250,000	5.625%, 12/29/2049[i]	1,254,375
620,000	6.375%, 12/29/2049[i]	626,200
	Icahn Enterprises, LP
1,350,000	6.000%, 8/1/2020	1,390,770
	ILFC E-Capital Trust II
2,550,000	6.250%, 12/21/2065[d,g]	2,460,750
	ING Bank NV
200,000	4.125%, 11/21/2023	203,215
	ING Capital Funding Trust III
1,420,000	3.855%, 12/29/2049[d,i]	1,416,450
	International Lease Finance Corporation
110,000	2.191%, 6/15/2016[d]	109,863
610,000	5.875%, 8/15/2022	661,850
	Intesa Sanpaolo SPA
70,000	3.875%, 1/16/2018	72,881
156,000	3.875%, 1/15/2019	161,521
	J.P. Morgan Chase & Company
144,000	6.300%, 4/23/2019	167,267
155,000	3.625%, 5/13/2024	158,658
334,000	3.875%, 9/10/2024	334,284
128,000	7.900%, 4/29/2049[i]	137,766
1,250,000	6.750%, 8/29/2049[i]	1,318,750
310,000	5.000%, 12/29/2049[i]	303,315
300,000	6.000%, 12/29/2049[i]	296,250
	Liberty Mutual Group, Inc.
975,000	10.750%, 6/15/2058[g]	1,505,027
42,000	5.000%, 6/1/2021[g]	45,751
	Lincoln National Corporation
1,120,000	6.050%, 4/20/2067	1,120,000
	Lloyds Banking Group plc
1,200,000	6.413%, 1/29/2049[g,i]	1,278,000
1,310,000	5.920%, 9/29/2049[g,i]	1,300,175
	MetLife Capital Trust IV
1,422,000	7.875%, 12/15/2037[g]	1,816,605
	MetLife, Inc.
600,000	6.400%, 12/15/2036	669,000
	Morgan Stanley
143,000	6.250%, 8/28/2017	158,854
110,000	4.875%, 11/1/2022	116,829
	Murray Street Investment Trust I
157,000	4.647%, 3/9/2017	165,697
	National City Corporation
136,000	6.875%, 5/15/2019	159,767
	Nomura Holdings, Inc.
141,000	2.750%, 3/19/2019	142,544
	Prudential Financial, Inc.
620,000	5.875%, 9/15/2042	654,100
1,225,000	5.625%, 6/15/2043	1,252,317
	QBE Capital Funding III, Ltd.
600,000	7.250%, 5/24/2041[g]	654,000
	RBS Capital Trust III
1,500,000	2.095%, 9/29/2049[d,i]	1,491,750
	Realty Income Corporation
131,000	2.000%, 1/31/2018	131,241
	Regions Bank
105,000	7.500%, 5/15/2018	121,894
	Reinsurance Group of America, Inc.
175,000	5.625%, 3/15/2017	189,244
	Royal Bank of Scotland Group plc
136,000	1.197%, 3/31/2017[d]	136,420
167,000	5.125%, 5/28/2024	169,871
625,000	7.648%, 8/29/2049[i]	728,125
	Societe Generale SA
208,000	5.750%, 4/20/2016[g]	217,797
1,240,000	6.000%, 12/31/2049[g,i]	1,128,400
600,000	7.875%, 12/31/2049[g,i]	581,250
	Swiss RE Capital I, LP
1,350,000	6.854%, 5/29/2049[g,i]	1,414,125
	Synchrony Financial
156,000	1.875%, 8/15/2017	156,303
156,000	3.750%, 8/15/2021	159,352
	Voya Financial, Inc.
204,000	2.900%, 2/15/2018	208,846
300,000	5.650%, 5/15/2053	297,000
	Wells Fargo & Company
600,000	5.900%, 12/29/2049[i]	604,500
	ZFS Finance USA Trust II
1,553,000	6.450%, 12/15/2065[g]	1,636,350

	Total	56,550,350

Foreign Government (0.2%)
	Mexico Government International Bond
1,570,000	4.000%, 10/2/2023	1,628,875

	Total	1,628,875

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Principal Amount	Long-Term Fixed Income (43.3%)	Value
Mortgage-Backed Securities (3.9%)
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
$2,600,000	3.500%, 1/1/2030[c]	$2,746,656
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
2,500,000	3.500%, 1/1/2045[c]	2,606,055
11,850,000	4.000%, 1/1/2045[c]	12,646,959
8,850,000	4.500%, 1/1/2045[c]	9,606,399

	Total	27,606,069

Technology (0.6%)
	Alliance Data Systems Corporation
650,000	5.375%, 8/1/2022[g]	641,875
	Amkor Technology, Inc.
860,000	6.625%, 6/1/2021	851,400
	First Data Corporation
860,000	7.375%, 6/15/2019[g]	905,150
	Freescale Semiconductor, Inc.
860,000	6.000%, 1/15/2022[g]	898,700
	Sensata Technologies BV
1,200,000	4.875%, 10/15/2023[g]	1,194,000

	Total	4,491,125

Transportation (0.4%)
	American Airlines Pass Through Trust
128,380	4.950%, 1/15/2023	137,045
	Avis Budget Car Rental, LLC
1,415,000	5.125%, 6/1/2022[g]	1,429,150
	Burlington Northern Santa Fe, LLC
156,000	3.400%, 9/1/2024	158,848
	Delta Air Lines, Inc.
105,810	4.950%, 5/23/2019	113,217
89,943	4.750%, 5/7/2020	95,681
	Korea Expressway Corporation
200,000	1.625%, 4/28/2017[g]	198,882
	Southwest Airlines Company
155,000	2.750%, 11/6/2019	155,713
	United Air Lines, Inc.
126,016	10.400%, 11/1/2016	140,193

	Total	2,428,729

U.S. Government and Agencies (0.1%)
	U.S. Treasury Notes
500,000	0.500%, 7/31/2016	500,234

	Total	500,234

Utilities (2.3%)
	Access Midstream Partners, LP
610,000	4.875%, 5/15/2023	619,150
	AES Corporation
610,000	7.375%, 7/1/2021	689,300
	Atlas Pipeline Partners, LP
860,000	4.750%, 11/15/2021	817,000
	Calpine Corporation
870,000	6.000%, 1/15/2022[g]	926,550
1,080,000	5.375%, 1/15/2023	1,090,800
136,000	6.950%, 7/15/2018	157,200
	DCP Midstream Operating, LP
216,000	2.500%, 12/1/2017	215,752
	DCP Midstream, LLC
450,000	5.850%, 5/21/2043[g]	436,500
	Dynegy Finance l, Inc.
1,200,000	7.375%, 11/1/2022[g]	1,221,000
	Electricite de France SA
1,860,000	5.250%, 12/29/2049[g,i]	1,906,500
	Enel Finance International NV
110,000	5.125%, 10/7/2019[g]	121,544
	Enterprise Products Operating, LLC
1,390,000	7.034%, 1/15/2068	1,524,656
	Exelon Generation Company, LLC
144,000	5.200%, 10/1/2019	159,123
	MarkWest Energy Partners, LP
1,285,000	4.875%, 12/1/2024	1,256,088
	MidAmerican Energy Holdings Company
144,000	5.750%, 4/1/2018	161,373
	NRG Energy, Inc.
610,000	6.625%, 3/15/2023	634,400
	ONEOK Partners, LP
104,000	2.000%, 10/1/2017	103,419
	PPL Capital Funding, Inc.
270,000	1.900%, 6/1/2018	269,541
	Southern California Edison Company
2,800,000	6.250%, 8/1/2049[i]	3,104,500
	TransCanada PipeLines, Ltd.
600,000	6.350%, 5/15/2067	582,000

	Total	15,996,396

	Total Long-Term Fixed Income (cost $295,484,595)	302,198,472

Shares	Common Stock (33.2%)
Consumer Discretionary (2.9%)
24,700	Barnes & Noble, Inc.[j]	573,534
6,700	Bayerische Motoren Werke AG	723,054
50,600	Best Buy Company, Inc.	1,972,388
17,500	Canon Marketing Japan, Inc.	296,584
16,100	Coach, Inc.	604,716
33,900	Comcast Corporation	1,966,539
82,300	Dixons Carphone plc	593,135
28,000	Dollar Tree, Inc.[j]	1,970,640
41,800	EDION Corporation	292,377
13,100	Gap, Inc.	551,641
31,900	Hakuhodo Dy Holdings, Inc.	305,281
11,700	Hennes & Mauritz AB	486,077
10,800	Hilton Worldwide Holdings, Inc.[j]	281,772
89,202	Home Retail Group plc	287,476
36,800	Honda Motor Company, Ltd.	1,079,649
95,455	ITV plc	318,411
16,700	Kohl’s Corporation	1,019,368
27	Lear Corporation	2,648
28,200	Lowe’s Companies, Inc.	1,940,160
139,000	Luk Fook Holdings International, Ltd.	521,268
8,500	Madison Square Garden Company[j]	639,710
3,500	RTL Group SA	333,747
22,400	Ruth’s Hospitality Group, Inc.	336,000
42,500	Sekisui House, Ltd.	559,214

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Shares	Common Stock (33.2%)	Value
Consumer Discretionary (2.9%) - continued
139,000	SJM Holdings, Ltd.	$219,745
80,600	Sky Network Television, Ltd.	378,390
19,300	Stage Stores, Inc.	399,510
27,500	Sumitomo Forestry Company, Ltd.	268,938
41,400	Suzuki Motor Corporation	1,240,648

	Total	20,162,620

Consumer Staples (1.8%)
20,700	Associated British Foods plc	1,012,006
5,462	British American Tobacco plc	295,991
34,050	Coca-Cola Company	1,437,591
14,650	Coca-Cola Enterprises, Inc.	647,823
21,450	CVS Health Corporation	2,065,849
30,027	Imperial Tobacco Group plc	1,321,776
18,500	Japan Tobacco, Inc.	509,172
6,400	Nestle SA	466,566
94,600	Rite Aid Corporation[j]	711,392
23,200	Tyson Foods, Inc.	930,088
10,000	Wal-Mart Stores, Inc.	858,800
11,152	Wesfarmers, Ltd.	377,581
16,800	WhiteWave Foods Company[j]	587,832
15,100	Whole Foods Market, Inc.	761,342
174,000	Wilmar International, Ltd.	423,975

	Total	12,407,784

Energy (1.7%)
229,024	BP plc	1,453,750
38,991	BW LPG, Ltd.	271,561
8,850	Cabot Oil & Gas Corporation	262,048
17,500	CAT Oil AG	309,371
53,700	Eni SPA	940,638
20,100	EOG Resources, Inc.	1,850,607
41,500	ERG SPA	464,760
47,600	Halliburton Company	1,872,108
75,900	Patterson-UTI Energy, Inc.	1,259,181
47,200	Pioneer Energy Services Corporation[j]	261,488
33,127	Royal Dutch Shell plc, Class B	1,144,575
12,300	Southwestern Energy Company[j]	335,667
17,100	Total SA	876,070
8,450	Whiting Petroleum Corporation[j]	278,850

	Total	11,580,674

Financials (11.9%)
800	Acadia Realty Trust	25,624
11,200	Aflac, Inc.	684,208
1,300	Agree Realty Corporation	40,417
6,300	Alexandria Real Estate Equities, Inc.	559,062
6,800	Allianz SE	1,126,261
35,650	AmTrust Financial Services, Inc.[k]	2,005,313
9,500	Apartment Investment & Management Company	352,925
300,000	Apollo Investment Corporation	2,226,000
183,600	Ares Capital Corporation	2,865,078
12,789	Australia & New Zealand Banking Group, Ltd.	332,769
5,200	AvalonBay Communities, Inc.	849,628
12,600	AXA SA	290,343
72,300	Banco Santander SA	606,824
161,500	Bank Leumi Le-lsrael BMj	551,718
100,450	Bank of America Corporation	1,797,050
7,168	Bank of Nova Scotia	409,115
7,100	BioMed Realty Trust, Inc.	152,934
7,000	Boston Properties, Inc.	900,830
14,700	Brixmor Property Group, Inc.	365,148
4,000	Camden Property Trust	295,360
11,550	Cash America International, Inc.	261,261
30,200	Charles Schwab Corporation	911,738
86,000	Cheung Kong Holdings, Ltd.	1,440,227
36,550	Citigroup, Inc.	1,977,720
690	City Office REIT, Inc.	8,832
8,200	CubeSmart	180,974
30,000	DBS Group Holdings, Ltd.	464,440
2,900	Digital Realty Trust, Inc.	192,270
18,850	Discover Financial Services	1,234,487
36,900	Duke Realty Corporation	745,380
13,600	Employers Holdings, Inc.	319,736
12,031	Enova International, Inc.[j]	267,810
4,600	EPR Properties	265,098
3,600	Equity Lifestyle Properties, Inc.	185,580
9,500	Equity Residential	682,480
5,250	Erie Indemnity Company	476,543
1,700	Essex Property Trust, Inc.	351,220
36,650	F.N.B. Corporation	488,178
26,800	First Financial Bancorp	498,212
36,000	Forestar Real Estate Group, Inc.[j]	554,400
21,227	General Growth Properties, Inc.	597,116
1,700	Geo Group, Inc.	68,612
180,000	Golub Capital BDC, Inc.	3,227,400
10,700	Hancock Holding Company	328,490
42,900	Hang Seng Bank, Ltd.	713,018
16,200	HCP, Inc.	713,286
3,500	Health Care REIT, Inc.	264,845
14,050	Healthcare Trust of America, Inc.	378,507
8,300	Highwoods Properties, Inc.	367,524
11,000	Horace Mann Educators Corporation	364,980
33,900	Host Hotels & Resorts, Inc.	805,803
174,353	HSBC Holdings plc	1,647,597
59,450	Huntington Bancshares, Inc.	625,414
9,100	iShares Intermediate Credit Bond ETF	994,903
21,600	iShares J.P. Morgan USD Emerging Markets Bond ETF	2,369,736
21,600	iShares MSCI Emerging Markets Minimum Volatility ETF	1,223,208
52,200	KeyCorp	725,580
35,100	Kimco Realty Corporation	882,414
500	LaSalle Hotel Properties	20,235
11,300	Lazard, Ltd.	565,339
37,800	MetLife, Inc.	2,044,602
6,000	Mid-America Apartment Communities, Inc.	448,080
2,500	Muenchener Rueckversicherungs-Gesellschaft AG	497,845
38,500	National Australia Bank, Ltd.	1,049,906
2,700	National Health Investors, Inc.	188,892
7,000	National Retail Properties, Inc.	275,590
20,400	OFG Bancorp[k]	339,660
1,800	Omega Healthcare Investors, Inc.	70,326
2,800	Parkway Properties, Inc.	51,492
12,850	Principal Financial Group, Inc.	667,429
21,200	Prologis, Inc.	912,236
15,250	Prudential Financial, Inc.	1,379,515
4,600	Public Storage, Inc.	850,310
37,550	Regions Financial Corporation	396,528
10,800	RLJ Lodging Trust	362,124
31,909	Royal Bank of Canada	2,203,803
4,000	Sabra Healthcare REIT, Inc.	121,480
8,600	Simon Property Group, Inc.	1,566,146
140,000	Solar Capital, Ltd.	2,521,400
1,230	Sovran Self Storage, Inc.	107,281
181,000	SPDR EuroStoxx 50 ETF	6,671,660

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Shares	Common Stock (33.2%)	Value
Financials (11.9%) - continued
33,500	Spirit Realty Captial, Inc.	$398,315
1,181	Store Capital Corporation	25,521
104,502	Summit Hotel Properties, Inc.	1,300,005
4,900	Swiss Re AG	410,481
3,900	T. Rowe Price Group, Inc.	334,854
6,463	Tanger Factory Outlet Centers, Inc.	238,872
1,890	Taubman Centers, Inc.	144,434
1,350	Terreno Realty Corporation	27,851
31,425	Toronto-Dominion Bank[k]	1,501,465
359,100	Two Harbors Investment Corporation	3,598,182
28,350	U.S. Bancorp	1,274,332
2,800	UDR, Inc.	86,296
12,400	Ventas, Inc.	889,080
8,000	Vornado Realty Trust	941,680
11,850	W.R. Berkley Corporation	607,431
45,250	Wells Fargo & Company	2,480,605
4,500	Zurich Insurance Group AGj	1,406,261

	Total	83,219,170

Health Care (4.3%)
9,400	Abaxis, Inc.	534,202
5,350	AbbVie, Inc.	350,104
4,100	Actelion, Ltd.	471,996
19,350	Aetna, Inc.	1,718,860
9,100	AmerisourceBergen Corporation	820,456
21,332	AMN Healthcare Services, Inc.[j]	418,107
10,650	Anthem, Inc.	1,338,386
34,000	Astellas Pharmaceutical, Inc.	473,352
5,000	Bayer AG	681,544
4,350	Biogen Idec, Inc.[j]	1,476,607
4,693	Boiron SA	396,482
65,000	Boston Scientific Corporation[j]	861,250
22,100	Bruker Corporation[j]	433,602
8,950	Centene Corporation[j]	929,458
8,500	CSL, Ltd.	597,089
5,400	Cyberonics, Inc.[j]	300,672
9,850	Eli Lilly and Company	679,551
75,981	Fisher & Paykel Healthcare Corporation, Ltd.	370,431
23,450	Gilead Sciences, Inc.[j]	2,210,397
23,364	GlaxoSmithKline plc	501,243
15,350	HCA Holdings, Inc.[j]	1,126,537
47,100	Healthways, Inc.[j]	936,348
15,693	ICON plc[i]	800,186
16,650	Johnson & Johnson	1,741,090
2,800	Lonza Group AG	315,257
2,700	McKesson Corporation	560,466
24,700	Merck & Company, Inc.	1,402,713
26,500	Otsuka Holdings Company, Ltd.	794,502
16,000	PAREXEL International Corporation[j]	888,960
88,300	Pfizer, Inc.	2,750,545
9,100	Quintiles Transnational Holdings, Inc.[j]	535,717
22,100	Recordati SPA	342,625
2,100	Roche Holding AG - BR	565,784
1,700	Roche Holding AG - Genusschein	460,602
19,800	Sagent Pharmaceuticals, Inc.[j]	497,178
6,600	Sanofi	601,727
23,600	Sonic Healthcare, Ltd.	355,052

	Total	30,239,078

Industrials (4.2%)
12,800	Abertis Infraestructuras SA	253,822
294,500	Alerian MLP ETF	5,159,640
16,200	Allison Transmission Holdings, Inc.	549,180
13,950	Caterpillar, Inc.	1,276,843
18,500	COMSYS Holdings Corporation	253,076
28,300	Con-way, Inc.	1,391,794
27,550	Delta Air Lines, Inc.	1,355,185
13,000	easyJet plc	336,429
29,600	Flowserve Corporation	1,770,968
88,000	General Electric Company	2,223,760
74,000	Hutchison Whampoa, Ltd.	845,936
70,100	ITOCHU Corporation	748,324
10,200	Jacobs Engineering Group, Inc.[j]	455,838
31,150	KAR Auction Services, Inc.	1,079,348
17,900	KONE OYJ	814,949
5,450	Lockheed Martin Corporation	1,049,507
7,000	Mabuchi Motor Company, Ltd.	277,847
30,500	Meritor, Inc.[j]	462,075
27,500	Pentair, Ltd.	1,826,550
44,600	Performant Financial Corporation[j]	296,590
15,950	Quad/Graphics, Inc.	366,212
10,600	Safran SA	653,968
12,400	Siemens AG	1,391,331
48,500	Southwest Airlines Company	2,052,520
13,906	Stantec, Inc.	382,182
67,000	Toda Corporation	264,247
38,000	TOTO, Ltd.	442,043
27,839	Wajax Corporation	737,309
7,650	Woodward, Inc.	376,609
21,652	WS Atkins plc	458,559

	Total	29,552,641

Information Technology (3.4%)
4,650	Accenture plc	415,291
29,950	Akamai Technologies, Inc.[j]	1,885,652
26,950	Aspen Technology, Inc.[j]	943,789
45,350	Broadcom Corporation	1,965,016
142,600	Brocade Communications Systems, Inc.	1,688,384
10,288	CGI Group, Inc.[i]	392,198
51,500	Cirrus Logic, Inc.[j]	1,213,855
71,050	Cisco Systems, Inc.	1,976,256
8,250	Computer Sciences Corporation	520,162
1,708	Constellation Software, Inc.	507,843
53,000	Corning, Inc.	1,215,290
19,200	Electronic Arts, Inc.[j]	902,688
65,950	EMC Corporation	1,961,353
2,200	F5 Networks, Inc.[j]	287,023
33,500	FUJIFILM Holdings NPV	1,022,204
85,300	Global Cash Access Holdings, Inc.[j]	609,895
16,000	Hoya Corporation	541,197
28,500	Juniper Networks, Inc.	636,120
9,200	Lexmark International, Inc.	379,684
38,650	Marvell Technology Group, Ltd.	560,425
9,799	Melexis NV	443,400
18,900	NetApp, Inc.	783,405
6,151	Newport Corporation[j]	117,546
6,000	NXP Semiconductors NVj	458,400
19,400	Pegasystems, Inc.	402,938
22,800	Skyworks Solutions, Inc.	1,657,788
32,900	Vishay Intertechnology, Inc.	465,535

	Total	23,953,337

Materials (1.0%)
74,700	Acacia Mining plc	295,945
687,928	Centamin plc	631,648
27,150	Dow Chemical Company	1,238,312
27,400	James Hardie Industries plc	292,502

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Shares	Common Stock (33.2%)	Value
Materials (1.0%) - continued
320,000	Kobe Steel, Ltd.	$551,199
18,150	LyondellBasell Industries NV	1,440,929
5,100	Nitto Denko Corporation	284,965
21,878	Rio Tinto plc	1,008,513
10,900	Southern Copper Corporation	307,380
9,100	Voestalpine AG	359,570
12,200	Westlake Chemical Corporation	745,29 8

	Total	7,156,261

Telecommunications Services (1.1%)
839,600	Bezeq Israel Telecommunication Corporation, Ltd.	1,489,296
147,820	BT Group plc	919,452
31,000	KDDI Corporation	1,947,545
29,300	Nippon Telegraph & Telephone Corporation	1,496,721
387,000	Singapore Telecommunications, Ltd.	1,135,963
100,850	Vonage Holdings Corporation[j]	384,239

	Total	7,373,216

Utilities (0.9%)
394,900	A2A SPA	400,148
402,500	Electricidade de Portugal SA	1,560,756
33,500	Endesa SA	670,648
95,200	Enel SPA	424,357
26,600	Fortum OYJ	577,529
22,100	Gas Natural SDG SA	555,166
46,800	GDF Suez	1,091,334
124,800	Iberdrola SA	841,247
18,500	Verbund AGk	342,602

	Total	6,463,787

	Total Common Stock (cost $225,379,360)	232,108,568

	Preferred Stock (4.6%)
Financials (4.3%)
50,000	Affiliated Managers Group, Inc., 5.250%	1,293,500
9,375	Agribank FCB, 6.875%[i]	985,254
63,000	Allstate Corporation, 5.100%	1,595,790
64,790	Annaly Capital Management, Inc., 7.500%[i]	1,610,032
1,200	Bank of America Corporation, Convertible, 7.250%[i]	1,395,564
61,780	Citigroup, Inc., 6.875%[i]	1,642,112
35,980	Citigroup, Inc., 7.875%	956,348
20,070	Cobank ACB, 6.250%[i]	2,022,681
24,000	Countrywide Capital V, 7.000%	618,000
6,000	Farm Credit Bank of Texas, 6.750%[g,i]	620,813
46,500	GMAC Capital Trust I, 8.125%	1,226,670
78,200	Goldman Sachs Group, Inc., 5.500%[i]	1,908,080
72,000	HSBC USA, Inc., 6.500%[i]	1,820,160
375	M&T Bank Corporation, 6.375%[i]	387,422
47,580	Morgan Stanley, 6.875%[i]	1,266,104
44,100	Morgan Stanley, 7.125%[i]	1,214,073
40,500	PNC Financial Services Group, Inc., 6.125%[i]	1,124,280
18,000	Principal Financial Group, Inc., 5.563%[i]	1,812,375
62,000	RBS Capital Funding Trust V, 5.900%[i]	1,506,600
15,000	Royal Bank of Scotland Group plc, 7.250%[i]	382,350
52,000	U.S. Bancorp 6.500%[i]	1,531,400
24,000	Wells Fargo & Company, 5.850%[i]	615,600

1,695	Wells Fargo & Company, Convertible, 7.500%[i]	2,044,170

	Total	29,579,378

Materials (0.3%)
31,000	CHS, Inc., 6.750%[i]	788,020
48,800	CHS, Inc., 7.100%[i]	1,281,488

	Total	2,069,508

Utilities (<0.1%)
2,190	Southern California Edison Company, 4.510%[i]	220,026

	Total	220,026

	Total Preferred Stock (cost $31,408,679)	31,868,912

	Collateral Held for Securities Loaned (0.5%)
3,898,339	Thrivent Cash Management Trust	3,898,339

	Total Collateral Held for Securities Loaned (cost $3,898,339)	3,898,339

Shares or Principal Amount	Short-Term Investments (9.5%)[l]
	Federal Home Loan Bank Discount Notes
500,000	0.064%, 1/21/2015[m]	499,982
100,000	0.100%, 3/6/2015[m]	99,982
	Federal Home Loan Mortgage Corporation Discount Notes
300,000	0.060%, 2/6/2015[m]	299,982
	Thrivent Cash Management Trust
65,277,133	0.060%	65,277,133

	Total Short-Term Investments (at amortized cost)	66,177,079

	Total Investments (cost $721,356,087) 104.9%	$732,392,967

	Other Assets and Liabilities, Net (4.9%)	(34,490,065)

	Total Net Assets 100.0%	$697,902,902

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded,
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2014.
e	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2014.
f	All or a portion of the security is insured or guaranteed.
g	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2014, the value of these investments was $63,385,462 or 9.1% of total net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

h	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	Non-income producing security.
k	All or a portion of the security is on loan.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	At December 31, 2014, $899,946 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Diversified Income Plus Fund owned as of December 31, 2014.

Security	Acquisition Date	Cost
AGI Life Holdings, Inc., 12/1/2045	7/19/2012	$1,258,813
Bayview Opportunity Master Fund
Trust IIB, LP, 7/28/2019	7/30/2014	1,295,140
JBS Finance II, Ltd., 1/29/2018	8/11/2014	1,128,543

Definitions:

ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$29,317,266
Gross unrealized depreciation	(18,728,229)

Net unrealized appreciation (depreciation)	$10,589,037

Cost for federal income tax purposes	$721,803,930

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Diversified Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	7,646,956	—	7,646,956	—
Capital Goods	4,598,410	—	4,598,410	—
Communications Services	31,915,971	—	28,267,470	3,648,501
Consumer Cyclical	15,737,447	—	15,737,447	—
Consumer Non-Cyclical	11,898,210	—	11,052,520	845,690
Energy	6,281,532	—	5,591,704	689,828
Financials	7,332,265	—	7,332,265	—
Technology	4,544,874	—	4,544,874	—
Transportation	3,702,969	—	2,740,169	962,800
Utilities	2,482,963	—	2,482,963	—
Long-Term Fixed Income
Asset-Backed Securities	8,293,594	—	8,293,594	—
Basic Materials	5,317,813	—	5,317,813	—
Capital Goods	7,088,236	—	7,088,236	—
Collateralized Mortgage Obligations	106,797,331	—	106,797,331	—
Commercial Mortgage-Backed Securities	3,428,849	—	3,428,849	—
Communications Services	21,454,993	—	21,454,993	—
Consumer Cyclical	12,721,949	—	12,721,949	—
Consumer Non-Cyclical	15,786,017	—	15,786,017	—
Energy	12,107,912	—	12,107,912	—
Financials	56,550,350	—	56,550,350	—
Foreign Government	1,628,875	—	1,628,875	—
Mortgage-Backed Securities	27,606,069	—	27,606,069	—
Technology	4,491,125	—	4,491,125	—
Transportation	2,428,729	—	2,428,729	—
U.S. Government and Agencies	500,234	—	500,234	—
Utilities	15,996,396	—	15,996,396	—
Common Stock
Consumer Discretionary	20,162,620	12,258,626	7,903,994	—
Consumer Staples	12,407,784	8,000,717	4,407,067	—
Energy	11,580,674	6,119,949	5,460,725	—
Financials	83,219,170	68,567,097	14,652,073	—
Health Care	30,239,078	23,311,392	6,927,686	—
Industrials	29,552,641	21,692,619	7,860,022	—
Information Technology	23,953,337	21,046,495	2,906,842	—
Materials	7,156,261	3,731,919	3,424,342	—
Telecommunications Services	7,373,216	384,239	6,988,977	—
Utilities	6,463,787	—	6,463,787	—
Preferred Stock
Financials	29,579,378	25,950,630	3,628,748	—
Materials	2,069,508	2,069,508	—	—
Utilities	220,026	—	220,026	—
Collateral Held for Securities Loaned	3,898,339	3,898,339	—	—
Short-Term Investments	66,177,079	65,277,133	899,946	—

Total	$732,392,967	$262,308,663	$463,937,485	$6,146,819

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	571,506	571,506	—	—

Total Asset Derivatives	$571,506	$571,506	$—	$—

Liability Derivatives
Futures Contracts	11,686	11,686	—	—

Total Liability Derivatives	$11,686	$11,686	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(405)	March 2015	($88,630,484)	($88,530,469)	$100,015
5-Yr. U.S. Treasury Bond Futures	345	March 2015	40,991,365	41,030,743	39,378
Mini MSCI EAFE Index Futures	2	March 2015	174,167	175,790	1,623
S&P 500 Index Futures	(15)	March 2015	(7,684,814)	(7,696,500)	(11,686)
S&P 500 Index Mini-Futures	24	March 2015	2,398,993	2,462,880	63,887
Ultra Long Term U.S. Treasury Bond Futures	48	March 2015	7,562,397	7,929,000	366,603
Total Futures Contracts					$559,820

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2014, for Diversified Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$505,996
Total Interest Rate Contracts		505,996
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	65,510
Total Equity Contracts		65,510

Total Asset Derivatives		$571,506

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	11,686
Total Equity Contracts		11,686

Total Liability Derivatives		$11,686

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2014, for Diversified Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	852,702
Total Interest Rate Contracts		852,702
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,239,763
Total Equity Contracts		1,239,763
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	3,324
Total Credit Contracts		3,324

Total		$2,095,789

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2014

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2014, for Diversified Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	263,371
Total Interest Rate Contracts		263,371
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(139,951)
Total Equity Contracts		(139,951)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(8,860)
Total Credit Contracts		(8,860)

Total		$114,560

The following table presents Diversified Income Plus Fund’s average volume of derivative activity during the period ended December 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*
Equity Contracts	$15,420,823	2.4%	N/A
Interest Rate Contracts	68,615,615	10.7	N/A
Credit Contracts	N/A	N/A	$3,527

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Diversified Income Plus Fund, is as follows:

Fund	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$5,220,211	$67,914,564	$69,236,436	3,898,339	$3,898,339	$204,889
Cash Management Trust- Short Term Investment	52,295,269	361,339,074	348,357,210	65,277,133	65,277,133	34,186
Total Value and Income Earned	57,515,480				69,175,472	239,075

The accompanying Notes to Financial Statements are an integral part of this schedule.

NATURAL RESOURCES FUND

Schedule of Investments as of December 31, 2014

Shares	Common Stock (99.1%)	Value
Integrated Oil & Gas (18.6%)
41,800	Chevron Corporation	$4,689,124
270,000	Petroleo Brasileiro SA ADR	1,971,000
118,700	Suncor Energy, Inc. ADR	3,772,286
110,650	Total SA ADR[a]	5,665,280

	Total	16,097,690

Materials (15.3%)
9,950	Agnico Eagle Mines, Ltd.[a]	247,656
60,800	Alcoa, Inc.	960,032
7,050	Avery Dennison Corporation	365,754
9,800	Ball Corporation	668,066
59,400	Barrick Gold Corporation	638,550
10,900	Crown Holdings, Inc.[b]	554,810
2,350	Eagle Materials, Inc.	178,670
34,050	Eldorado Gold Corporation	207,024
7,700	Franco-Nevada Corporation	378,763
60,800	Freeport-McMoRan, Inc.	1,420,288
41,300	Goldcorp, Inc.	764,876
29,700	International Paper Company	1,591,326
56,000	Kinross Gold Corporation[b]	157,920
3,100	Martin Marietta Materials, Inc.	341,992
10,550	MeadWestvaco Corporation	468,314
25,100	Newmont Mining Corporation	474,390
14,600	Owens-Illinois, lnc.[b]	394,054
6,800	Packaging Corporation of America	530,740
9,500	Rock-Tenn Company	579,310
3,550	Royal Gold, Inc.	222,585
12,900	Sealed Air Corporation	547,347
19,750	Silver Wheaton Corporation	401,518
34,300	Teck Resources, Ltd.[a]	467,852
6,400	Vulcan Materials Company	420,672
45,250	Yamana Gold, Inc.	181,905

	Total	13,164,414

Oil & Gas Drilling (4.4%)
162,150	Rowan Companies plc	3,781,338

	Total	3,781,338

Oil & Gas Equipment & Services (18.7%)
84,400	Cameron International Corporation[b]	4,215,780
97,800	Schlumberger, Ltd.	8,353,098
315,500	Weatherford International, Ltd.[b]	3,612,475

	Total	16,181,353

Oil & Gas Exploration & Production (33.1%)
116,050	Canadian Natural Resources, Ltd.	3,583,624
520,850	Cobalt International Energy, Inc.[b]	4,630,357
23,200	Concho Resources, Inc.[b]	2,314,200
53,450	EOG Resources, Inc.	4,921,141
59,900	EQT Corporation	4,534,430
121,700	Marathon Oil Corporation	3,442,893
113,750	Oasis Petroleum, Inc.[b]	1,881,425
118,350	Southwestern Energy Company[b]	3,229,771

	Total	28,537,841

Oil & Gas Refining & Marketing (6.6%)
63,150	Marathon Petroleum Corporation	5,699,919

	Total	5,699,919

Utilities (2.4%)
53,550	iShares North American Natural Resources ETF	2,052,036

	Total	2,052,036

	Total Common Stock (cost $101,657,678)	85,514,591

	Collateral Held for Securities Loaned (7.4%)
6,344,325	Thrivent Cash Management Trust	6,344,325

	Total Collateral Held for Securities Loaned (cost $6,344,325)	6,344,325

Shares or Principal Amount	Short-Term Investments (0.8%)[c]
706,893	Thrivent Cash Management Trust 0.060%	706,893

	Total Short-Term Investments (at amortized cost)	706,893

	Total Investments (cost $108,708,896) 107.3%	$92,565,809

	Other Assets and Liabilities, Net (7.3%)	(6,269,754)

	Total Net Assets 100.0%	$86,296,055

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,117,037
Gross unrealized depreciation	(20,260,124)

Net unrealized appreciation (depreciation)	($16,143,087)

Cost for federal income tax purposes	$108,708,896

The accompanying Notes to Financial Statements are an integral part of this schedule.

NATURAL RESOURCES FUND

Schedule of Investments as of December 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2014, in valuing Natural Resources Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Integrated Oil & Gas	16,097,690	16,097,690	—	—
Materials	13,164,414	13,164,414	—	—
Oil & Gas Drilling	3,781,338	3,781,338	—	—
Oil & Gas Equipment & Services	16,181,353	16,181,353	—	—
Oil & Gas Exploration & Production	28,537,841	28,537,841	—	—
Oil & Gas Refining & Marketing	5,699,919	5,699,919	—	—
Utilities	2,052,036	2,052,036	—	—
Collateral Held for Securities Loaned	6,344,325	6,344,325	—	—
Short-Term Investments	706,893	706,893	—	—

Total	$92,565,809	$92,565,809	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2014. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Natural Resources Fund, is as follows:

Fund	Value December 31, 2013	Gross Purchases	Gross Sales	Shares Held at December 31, 2014	Value December 31, 2014	Income Earned January 1, 2014 - December 31, 2014
Cash Management Trust- Collateral Investment	$5,291,600	$71,657,599	$70,604,874	6,344,325	$6,344,325	$46,301
Cash Management Trust- Short Term Investment	4,661,263	7,072,440	11,026,810	706,893	706,893	657
Total Value and Income Earned	9,952,863				7,051,218	46,958

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT MUTUAL FUNDS

Statement of Assets and Liabilities

As of December 31, 2014	Growth and Income Plus Fund	Diversified Income Plus Fund	Natural Resources Fund
Assets
Investments at cost	$79,199,473	$721,356,087	$108,708,896
Investments in securities at value	74,102,469	663,217,495	85,514,591
Investments in affiliates at value	6,347,729	69,175,472	7,051,218
Investments at Value	80,450,198	732,392,967	92,565,809
Cash	2,256 (a)	128,925 (b)	—
Dividends and interest receivable	188,563	3,657,681	147,894
Prepaid expenses	26,842	37,859	11,781
Receivable for investments sold	26,625	328,491	—
Receivable for fund shares sold	34,818	434,967	29,988
Receivable for variation margin	3,344	161,531	—
Total Assets	80,732,646	737,142,421	92,755,472
Liabilities
Distributions payable	107,405	850,931	—
Accrued expenses	32,831	121,155	30,230
Payable for investments purchased	2,275,465	32,654,110	—
Payable upon return of collateral for securities loaned	—	3,898,339	6,344,325
Payable for fund shares redeemed	3,390	1,115,731	17,270
Payable for variation margin	26,009	49,212	—
Payable to affiliate	61,194	528,380	67,592
Mortgage dollar roll deferred revenue	1,634	21,661	—
Total Liabilities	2,507,928	39,239,519	6,459,417
Net Assets
Capital stock (beneficial interest)	77,053,435	686,077,254	108,600,021
Accumulated undistributed net investment income/(loss)	(14,049)	1,430,593	(21,520)
Accumulated undistributed net realized gain/(loss)	(158,035)	(1,198,956)	(6,139,226)
Net unrealized appreciation/(depreciation) on:
Investments	1,250,725	11,036,880	(16,143,087)
Futures contracts	93,412	559,820	—
Foreign currency transactions	(770)	(2,689)	(133)
Total Net Assets	$78,224,718	$697,902,902	$86,296,055
Class A Share Capital	$76,457,418	$581,734,812	$15,670,699
Shares of beneficial interest outstanding (Class A)	7,620,081	81,931,632	1,940,242
Net asset value per share	$10.03	$7.10	$8.08
Maximum public offering price	$10.61	$7.43	$8.55
Institutional Class Share Capital	$1,767,300	$116,168,090	$70,625,356
Shares of beneficial interest outstanding (Institutional Class)	175,915	16,495,073	8,745,324
Net asset value per share	$10.05	$7.04	$8.08

(a)	Includes foreign currency holdings of $216 (cost $213).
(b)	Includes foreign currency holdings of $-232 (cost $-244).

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT MUTUAL FUNDS

Statements of Operations

For the year ended December 31, 2014	Growth and Income Plus Fund	Diversified Income Plus Fund	Natural Resources Fund
Investment Income
Dividends	$1,406,619	$9,032,125	$1,573,795
Taxable interest	617,148	17,768,665	199
Income from mortgage dollar rolls	50,619	785,301	—
Income from securities loaned	—	204,889	46,301
Income from affiliated investments	3,827	34,186	657
Foreign tax withholding	(75,929)	(312,230)	(65,737)
Total Investment Income	2,002,284	27,512,936	1,555,215
Expenses
Adviser fees	423,313	3,518,024	837,463
Administrative service fees	82,048	188,334	89,366
Audit and legal fees	24,862	29,179	25,839
Custody fees	57,528	105,093	5,040
Distribution expenses Class A	157,708	1,309,906	41,988
Insurance expenses	4,477	7,051	4,707
Printing and postage expenses Class A	16,966	113,749	14,922
Printing and postage expenses Institutional Class	499	10,956	379
SEC and state registration expenses	35,312	91,103	26,082
Transfer agent fees Class A	71,085	413,179	88,827
Transfer agent fees Institutional Class	1,311	57,765	408
Trustees’ fees	6,637	26,031	7,117
Other expenses	35,602	41,720	9,972
Total Expenses Before Reimbursement	917,348	5,912,090	1,152,110
Less:
Reimbursement from adviser	(175,555)	—	(88,835)
Total Net Expenses	741,793	5,912,090	1,063,275
Net Investment Income/(Loss)	1,260,491	21,600,846	491,940
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	2,364,752	14,041,169	6,119,604
Distributions of realized capital gains from affiliated investments	—	3	1
Futures contracts	135,682	2,092,465	—
Foreign currency and forward contract transactions	(16,670)	(65,365)	—
Swap agreements	—	3,324	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(2,772,737)	(16,191,164)	(25,759,059)
Futures contracts	56,199	123,420	—
Foreign currency transactions	(770)	(2,689)	(79)
Swap agreements	—	(8,860)	—
Net Realized and Unrealized Gains/(Losses)	(233,544)	(7,697)	(19,639,533)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$1,026,947	$21,593,149	$(19,147,593)

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT MUTUAL FUNDS

Statement of Changes in Net Assets

	Growth and Income Plus Fund		Diversified Income Plus Fund
For the periods ended	12/31/2014	12/31/2013	12/31/2014	12/31/2013
Operations
Net investment income/(loss)	$1,260,491	$1,112,319	$21,600,846	$15,901,086
Net realized gains/(losses)	2,483,764	10,048,155	16,071,596	14,666,245
Change in net unrealized appreciation/(depreciation)	(2,717,308)	1,151,908	(16,079,293)	13,404,202
Net Change in Net Assets Resulting From Operations	1,026,947	12,312,382	21,593,149	43,971,533
Distributions to Shareholders
From net investment income Class A	(1,239,236)	(670,542)	(16,473,470)	(12,832,895)
From net investment income Institutional Class	(45,097)	(437,400)	(4,015,094)	(3,288,301)

Total From Net Investment Income	(1,284,333)	(1,107,942)	(20,488,564)	(16,121,196)

From net realized gains Class A	(2,558,410)	(4,500,101)	(14,073,235)	(1,969,970)
From net realized gains Institutional Class	(59,140)	(210,357)	(2,849,616)	(464,187)

Total From Net Realized Gains	(2,617,550)	(4,710,458)	(16,922,851)	(2,434,157)

Total Distributions to Shareholders	(3,901,883)	(5,818,400)	(37,411,415)	(18,555,353)
Capital Stock Transactions
Class A
Sold	36,115,273	26,107,853	174,763,842	183,195,143
Distributions reinvested	3,645,176	4,903,364	27,843,997	12,815,201
Redeemed	(10,313,535)	(8,377,483)	(66,659,322)	(48,766,325)

Total Class A Capital Stock Transactions	29,446,914	22,633,734	135,948,517	147,244,019

Institutional Class
Sold	733,901	439,809	48,466,474	68,700,486
Distributions reinvested	98,237	640,661	6,789,078	3,705,854
Redeemed	(1,310,493)	(2,309,705)	(44,040,301)	(23,395,235)
In-kind redemptions	—	(36,694,752)	—	—

Total Institutional Class Capital Stock Transactions	(478,355)	(37,923,987)	11,215,251	49,011,105

Capital Stock Transactions	28,968,559	(15,290,253)	147,163,768	196,255,124
Net Increase/(Decrease) in Net Assets	26,093,623	(8,796,271)	131,345,502	221,671,304
Net Assets, Beginning of Period	52,131,095	60,927,366	566,557,400	344,886,096
Net Assets, End of Period	$78,224,718	$52,131,095	$697,902,902	$566,557,400
Accumulated Undistributed Net Investment Income/(Loss)	$(14,049)	$49,084	$1,430,593	$724,056
Capital Stock Share Transactions
Class A shares
Sold	3,457,687	2,424,516	23,828,980	25,783,352
Distributions reinvested	360,497	472,405	3,864,523	1,798,667
Redeemed	(997,017)	(768,818)	(9,116,870)	(6,861,853)

Total Class A shares	2,821,167	2,128,103	18,576,633	20,720,166

Institutional Class shares
Sold	70,275	41,140	6,683,564	9,737,266
Distributions reinvested	9,661	61,321	948,339	524,096
Redeemed	(125,980)	(217,765)	(6,083,130)	(3,311,239)
In-kind redemptions	—	(3,341,963)	—	—

Total Institutional Class shares	(46,044)	(3,457,267)	1,548,773	6,950,123

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT MUTUAL FUNDS

Statement of Changes in Net Assets – continued

	Natural Resources Fund
For the periods ended	12/31/2014	12/31/2013
Operations
Net investment income/(loss)	$491,940	$499,344
Net realized gains/(losses)	6,119,605	4,532,728
Change in net unrealized appreciation/(depreciation)	(25,759,138)	4,128,220
Net Change in Net Assets Resulting From Operations	(19,147,593)	9,160,292
Distributions to Shareholders
From net investment income Class A	(63,317)	(31,840)
From net investment income Institutional Class	(540,358)	(453,034)

Total From Net Investment Income	(603,675)	(484,874)

From return of capital Class A	—	(32,514)
From return of capital Institutional Class	—	(177,408)

Total From Return of Capital	—	(209,922)

Total Distributions to Shareholders	(603,675)	(694,796)
Capital Stock Transactions
Class A
Sold	6,252,193	3,144,273
Distributions reinvested	61,740	63,177
Redeemed	(2,998,700)	(3,620,443)

Total Class A Capital Stock Transactions	3,315,233	(412,993)

Institutional Class
Sold	70,488	106,541
Distributions reinvested	538,185	627,542
Redeemed	(258,768)	(366,481)

Total Institutional Class Capital Stock Transactions	349,905	367,602

Capital Stock Transactions	3,665,138	(45,391)
Net Increase/(Decrease) in Net Assets	(16,086,130)	8,420,105
Net Assets, Beginning of Period	102,382,185	93,962,080
Net Assets, End of Period	$86,296,055	$102,382,185
Accumulated Undistributed Net Investment Income/(Loss)	$(21,520)	$(18,471)
Capital Stock Share Transactions
Class A shares
Sold	646,846	328,157
Distributions reinvested	7,604	6,375
Redeemed	(301,752)	(376,063)

Total Class A shares	352,698	(41,531)

Institutional Class shares
Sold	6,907	11,352
Distributions reinvested	66,279	63,324
Redeemed	(24,991)	(37,794)

Total Institutional Class shares	48,195	36,882

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into twenty-six separate series (each, a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four asset allocation funds, four income plus funds, twelve equity funds, five fixed-income funds, and one money market fund.

This shareholder report includes Thrivent Growth and Income Plus Fund, Thrivent Diversified Income Plus Fund and Thrivent Natural Resources Fund, three of the Trust’s twenty-six Funds. The other Funds of the Trust have a fiscal year-end of October 31 and are presented under a separate shareholder report.

The Funds are each investment companies that follow the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946—Financial Services—Investment Companies.

(A) Share Classes – As of December 31, 2014, the Trust includes two classes of shares: Class A and Institutional Class. The classes of shares differ principally in their respective distribution expenses and other class-specific expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee and a maximum front-end sales load of 5.50% for equity funds and 4.50% for fixed-income funds, although some of the fixed-income funds have reduced 12b-1 fees and either a lower or no front-end sales load. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. All 26 Funds of the Trust offer Class A and Institutional Class shares.

(B) Other – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the latest bid quotation of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Trust’s Board of Trustees (“Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service. Investments in mutual funds are valued at the net asset value at the close of each business day. Short-term securities are valued at amortized cost (which approximates market value) to the extent it is not materially different than market value.

The Board has delegated responsibility for daily valuation of the Funds’ securities to the Adviser. The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Fund valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

Financial Accounting Standards Board (FASB) guidelines require increased fair value disclosure intended to improve the consistency and comparability of fair value measurements used in financial reporting. The guidelines define fair value, establish a framework for measuring fair value in U.S. Generally Accepted Accounting Principles (“GAAP”) and expand disclosures about fair value requirements. The various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities,

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

typically included in this level are U.S. equity securities, futures, options and registered investment company funds; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts; and Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments.

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign markets and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect fair value as of the close of the U.S. markets. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

(B) Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed foreign contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(D) Federal Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

GAAP requires management of the Funds (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of December 31, 2014, open U.S. Federal, Minnesota, Wisconsin and Massachusetts tax years include the tax years ended December 31, 2011 through 2014. Additionally, as of December 31, 2014, the tax year ended December 31, 2010 is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of December 31, 2014, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Foreign Income Taxes – Certain Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding on the Statement of Operations. The Funds pay tax on foreign capital gains, where applicable.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

(E) Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

For certain securities, including real estate investment trusts, the Trust records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Trust adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/ loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

(F) Distributions to Shareholders – Net investment income is distributed to each shareholder as a dividend. Dividends from Natural Resources Fund and Growth and Income Plus Fund are declared and paid quarterly. Dividends from Diversified Income Plus Fund are declared and paid monthly. Additionally, it is possible that such dividends may be reclassified as return of capital or capital gains after year end. Such determination cannot be made until tax information is received from the real estate investments of the Fund. Net realized gains from securities transactions, if any, are distributed at least annually.

(G) Derivative Financial Instruments – Each of the Funds, with the exception of Money Market Fund, may invest in derivatives. Derivatives, a category that includes options, futures, swaps and hybrid instruments, are financial instruments whose value derives from another security, an index or a currency. Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. Each Fund may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter (OTC).

A derivative may incur a mark to market loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Fund’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Funds because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearing house stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses in the Funds. Using derivatives to hedge can guard against potential risks, but it also adds to the Funds’ expenses and can eliminate some opportunities for gains. In addition, a derivative used for hedging or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

In order to define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Collateral and margin requirements vary by type of derivative. Margin requirements are established by the broker or clearing house for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain situations. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Fund has been noted in the Schedule of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Options – Each of the Funds, with the exception of Money Market Fund, may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when a Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where a Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Futures Contracts – Each of the Funds, with the exception of Money Market Fund, may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Funds may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Fund is exposed to counterparty risk equal to the discounted net amount of payments to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements.

Swap Agreements – Each of the Funds, with the exception of Money Market Fund, may enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Fund accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter and the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity.

In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations.

For financial reporting purposes the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities

The amounts presented in the tables below are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by cash and non-cash collateral pledged. The actual amounts of collateral may be greater than amounts presented in the tables.

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset	Net Amounts of Recognized Assets	Financial Instruments	Cash Collateral Received	Non-Cash Collateral Received	Net Amount
Growth and Income Plus
Futures Contracts	3,344	—	3,344	3,344	—	—	—
Diversified Income Plus
Futures Contracts	161,531	—	161,531	49,212	—	—	112,319	(*)

(*)	Net futures amount represents the net amount receivable from the counterparty in the event of a default.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in our Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged**	Net Amount
Growth and Income Plus
Futures Contracts	26,009	—	26,009	3,344	—	22,665	—
Diversified Income Plus
Futures Contracts	49,212	—	49,212	49,212	—	—	—
Securities Lending	3,898,339	—	3,898,339	3,805,643	—	—	92,696^
Natural Resources
Securities Lending	6,344,325	—	6,344,325	6,150,339	—	—	193,986^

**	Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
^	Net securities lending amounts represent the net amount payable from the counterparty in the event of a default.

(H) Mortgage Dollar Roll Transactions – Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Funds must maintain liquid securities having a value at least equal to the repurchase price (including accrued interest) for such dollar rolls. In addition, the Funds are required to post or receive margin—depending on market movements—on their mortgage dollar rolls. The value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

(I) Securities Lending – The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

As of December 31, 2014, the value of securities on loan is as follows:

Fund	Securities on Loan
Diversified Income Plus	$3,805,643
Natural Resources	6,150,339

(J) When-Issued and Delayed Delivery Transactions – Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

(K) Treasury Inflation Protected Securities – Each Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.

(L) Repurchase Agreements – Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended December 31, 2014, none of the Funds engaged in these types of investments.

(M) Equity-Linked Structured Securities – Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return.

(N) Stripped Securities – Certain Funds may invest in Interest Only and Principal Only stripped mortgage or asset backed securities. These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest and principal only securities receive all the principal. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

(O) Credit Risk – The Funds may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect payments in default and is adjusted accordingly.

(P) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(Q) Loan Commitments – Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. A Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments.

(R) Litigation – Awards from class action litigation are recorded as realized gains on the payment date.

(S) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(T) In-kind Redemptions – During the year ended December 31, 2013, the Thrivent Asset Allocation Funds, as the shareholders of underlying funds of Thrivent Mutual Funds, (the “underlying funds”), redeemed their shares in-kind (“in-kind redemption”). The underlying funds distributed fund securities and cash as payment for the redemption of these fund shares. For financial

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

reporting purposes, the underlying funds recognize gain on these transactions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; they recognize a loss if the cost exceeds the value. Gains or losses on in-kind redemptions are not recognized for tax purposes. The realized gains or losses below are included in the Statement of Operations of the underlying funds as net realized gains/losses on in-kind redemptions. The in-kind amounts and shares redeemed are included in the Capital Stock Transactions of the Statement of Changes in Net Assets of the underlying funds. These in-kind transactions were conducted at market value. The transactions were as follows:

	Underlying Fund	Underlying Shares Redeemed	Date	In-kind Amount	Realized Gain/(Loss)
Aggressive Allocation Fund	Growth and Income Plus	475,273	8/6/2013	$5,218,501	$628,200
Moderately Aggressive Allocation Fund	Growth and Income Plus	1,204,539	8/6/2013	$13,225,838	$1,625,645
Moderate Allocation Fund	Growth and Income Plus	1,176,442	8/6/2013	$12,917,331	$1,561,715
Moderately Conservative Allocation Fund	Growth and Income Plus	485,709	8/6/2013	$5,333,082	$647,224

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M - Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Growth and Income Plus	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Diversified Income Plus	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%
Natural Resources	0.800%	0.800%	0.800%	0.800%	0.800%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%

(B) Expense Reimbursements – As of December 31, 2014, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Institutional Class	Expiration Date
Growth and Income Plus	1.15%	0.80%	2/28/2015
Diversified Income Plus	1.00%	N/A	2/28/2015
Natural Resources	1.30%	N/A	2/28/2015

The Funds covered in this shareholder report may invest cash in High Yield Fund, Money Market Fund and Thrivent Cash Management Trust, subject to certain limitations. During the year ended December 31, 2014, none of the Funds covered in this shareholder report invested in High Yield Fund. During the year ended December 31, 2014, none of the Funds covered in this shareholder report invested in Money Market Fund. During the year ended December 31, 2014, all Funds covered in this shareholder report invested in Thrivent Cash Management Trust. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the advisory fee which is charged to the Fund for its investment in High Yield Fund or Money Market Fund.

(C) Distribution Plan – Thrivent Investment Management, Inc. (“Thrivent Investment Mgt.”) is the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares generally have a Rule 12b-1 fee of up to 0.25% of average net assets.

(D) Sales Charges and Other Fees – For the year ended December 31, 2014, Thrivent Investment Mgt. received $1,607,951 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. For the year ended December 31, 2014, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $359,748 from the Funds covered in this shareholder report.

The Trust has entered into an agreement with Thrivent Financial Investor Services, Inc. (“Thrivent Investor Services”) to provide the Funds with transfer agent services. For the year ended December 31, 2014, Thrivent Investor Services received $583,305 for transfer agent services from the Funds covered in this shareholder report.

Each Trustee who is not affiliated with the Adviser receives an annual fee from the Trust for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of Thrivent Mutual Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of that series. Their fees as well as the change in value are included in Trustee’s fees in the Statement of Operations. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The deferred fee liability, included in accrued expenses in the Statement of Assets and Liabilities, is unsecured.

Those Trustees not participating in the above plan received $16,889 in fees from the Funds covered in this shareholder report for the year ended December 31, 2014. In addition, the Trust reimbursed independent Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Funds.

(E) Indirect Expenses — Some Funds invest in other mutual funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

Fund	Accumulated Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Stock
Growth and Income Plus	($39,291)	$73,573	($34,282)
Diversified Income Plus	(405,745)	405,745	—
Natural Resources	108,686	21,654	(130,340)

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income[a]	Undistributed Long-Term Capital Gain
Diversified Income Plus	$1,493,811	$—

[a]	Undistributed Ordinary Income includes income derived from Short-Term Capital Gains, if any.

At December 31, 2014, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover	Expiration Year
Natural Resources	$6,139,226	2017

	$6,139,226

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code. Unlimited capital loss carryovers will be utilized before capital loss carryovers with expiration dates.

During the calendar year 2014, capital loss carryovers utilized by the Funds were as follows: Natural Resources Fund, $6,084,182.

The tax character of distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Ordinary Income[a]		Long-term Capital Gain		Return of Capital
Fund	12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2014	12/31/2013
Growth and Income Plus	$2,237,837	$2,046,124	$1,664,046	$3,772,276	$—	$—
Diversified Income Plus	26,345,647	16,121,196	11,065,768	2,434,157	—	—
Natural Resources	603,675	484,874	—	—	—	209,922

[a]	Ordinary Income includes income derived from Short-Term Capital Gains, if any.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the year ended December 31, 2014, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Fund	Purchases	Sales
Growth and Income Plus	$101,916	$78,924
Diversified Income Plus	624,847	498,191
Natural Resources	67,128	59,451

Purchases and Sales of U.S. Government Securities were:

	In thousands
Fund	Purchases	Sales
Growth and Income Plus	$20,754	$19,760
Diversified Income Plus	330,114	319,780

(B) Investments in Restricted Securities – Certain Funds may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of December 31, 2014, the following Funds held restricted securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Growth and Income Plus	2	0.13%
Diversified Income Plus	3	0.57%

The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – The Funds may invest in high-yielding securities. These securities will typically be in lower rated categories or will be non-rated and generally will involve more risk than securities in higher rated categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render a Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.

(7) RELATED PARTY TRANSACTIONS

As of December 31, 2014, no related parties held shares in excess of 5% of the Funds covered in this shareholder report.

(8) SUBSEQUENT EVENTS

The Adviser of the Funds has evaluated the impact of subsequent events, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital
GROWTH AND INCOME PLUS FUND
Class A Shares
Year Ended 12/31/2014	$10.38	$0.19	$0.01	$0.20	$(0.20)	$(0.35)	$—
Year Ended 12/31/2013	9.59	0.18	1.83	2.01	(0.19)	(1.03)	—
Year Ended 12/31/2012	8.70	0.20	0.89	1.09	(0.20)	—	—
Year Ended 12/31/2011	9.08	0.13	(0.38)	(0.25)	(0.13)	—	—
Year Ended 12/31/2010	7.98	0.13	1.12	1.25	(0.15)	—	—
Institutional Class Shares
Year Ended 12/31/2014	10.39	0.29	(0.05)	0.24	(0.23)	(0.35)	—
Year Ended 12/31/2013	9.60	0.44	1.61	2.05	(0.23)	(1.03)	—
Year Ended 12/31/2012	8.71	0.24	0.88	1.12	(0.23)	—	—
Year Ended 12/31/2011	9.08	0.16	(0.37)	(0.21)	(0.16)	—	—
Year Ended 12/31/2010	7.98	0.17	1.11	1.28	(0.18)	—	—

DIVERSIFIED INCOME PLUS FUND
Class A Shares
Year Ended 12/31/2014	7.25	0.24	0.02	0.26	(0.23)	(0.18)	—
Year Ended 12/31/2013	6.82	0.23	0.47	0.70	(0.23)	(0.04)	—
Year Ended 12/31/2012	6.22	0.27	0.59	0.86	(0.26)	—	—
Year Ended 12/31/2011	6.39	0.27	(0.15)	0.12	(0.29)	—	—
Year Ended 12/31/2010	5.83	0.33	0.54	0.87	(0.31)	—	—
Institutional Class Shares
Year Ended 12/31/2014	7.19	0.26	0.02	0.28	(0.25)	(0.18)	—
Year Ended 12/31/2013	6.77	0.26	0.46	0.72	(0.26)	(0.04)	—
Year Ended 12/31/2012	6.19	0.30	0.57	0.87	(0.29)	—	—
Year Ended 12/31/2011	6.36	0.29	(0.15)	0.14	(0.31)	—	—
Year Ended 12/31/2010	5.81	0.36	0.52	0.88	(0.33)	—	—

NATURAL RESOURCES FUND(c)
Class A Shares
Year Ended 12/31/2014	9.95	0.02	(1.86)	(1.84)	(0.03)	—	—
Year Ended 12/31/2013	9.13	0.02	0.84	0.86	(0.02)	—	(0.02)
Year Ended 12/31/2012	9.57	0.04	(0.43)	(0.39)	(0.04)	—	(0.01)
Year Ended 12/31/2011	9.66	0.08	0.01	0.09	(0.09)	—	(0.09)
Year Ended 12/31/2010	7.79	0.11	1.98	2.09	(0.18)	—	(0.04)
Institutional Class Shares
Year Ended 12/31/2014	9.96	0.05	(1.87)	(1.82)	(0.06)	—	—
Year Ended 12/31/2013	9.13	0.05	0.85	0.90	(0.05)	—	(0.02)
Year Ended 12/31/2012	9.57	0.07	(0.43)	(0.36)	(0.07)	—	(0.01)
Year Ended 12/31/2011	9.66	0.12	—	0.12	(0.12)	—	(0.09)
Year Ended 12/31/2010	7.80	0.13	1.98	2.11	(0.21)	—	(0.04)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
(c)	Prior to October 10, 2011, Fund was the “Real Estate Securities Fund” and invested at least 80% of its net assets in issuers primarily engaged in the U.S. real estate industry.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – continued

RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.55)	$10.03	1.89%	$76.5	1.15%	1.93%	1.42%	1.66%	167%
(1.22)	10.38	21.08%	49.8	1.15%	1.69%	1.50%	1.34%	162%
(0.20)	9.59	12.60%	25.6	1.15%	2.18%	1.47%	1.86%	164%
(0.13)	8.70	(2.79)%	21.0	1.15%	1.47%	1.47%	1.15%	193%
(0.15)	9.08	15.83%	11.7	1.16%	1.90%	1.76%	1.29%	360%

(0.58)	10.05	2.34%	1.8	0.80%	2.24%	1.12%	1.92%	167%
(1.26)	10.39	21.56%	2.3	0.80%	2.02%	0.92%	1.90%	162%
(0.23)	9.60	12.97%	35.3	0.80%	2.52%	0.94%	2.38%	164%
(0.16)	8.71	(2.35)%	30.6	0.80%	1.80%	0.94%	1.66%	193%
(0.18)	9.08	16.23%	29.9	0.81%	2.09%	1.19%	1.70%	360%

(0.41)	7.10	3.54%	581.7	0.98%	3.33%	0.98%	3.33%	137%
(0.27)	7.25	10.40%	459.1	1.00%	3.34%	1.00%	3.34%	155%
(0.26)	6.82	14.08%	290.7	0.99%	4.14%	1.03%	4.10%	153%
(0.29)	6.22	1.78%	200.5	0.97%	4.29%	1.06%	4.20%	126%
(0.31)	6.39	15.24%	171.5	1.12%	5.62%	1.12%	5.61%	112%

(0.43)	7.04	3.90%	116.2	0.69%	3.60%	0.69%	3.60%	137%
(0.30)	7.19	10.70%	107.5	0.70%	3.66%	0.70%	3.66%	155%
(0.29)	6.77	14.23%	54.2	0.72%	4.47%	0.72%	4.47%	153%
(0.31)	6.19	2.18%	17.4	0.74%	4.53%	0.74%	4.52%	126%
(0.33)	6.36	15.57%	7.7	0.76%	5.92%	0.77%	5.92%	112%

(0.03)	8.08	(18.47)%	15.7	1.30%	0.19%	1.83%	(0.34)%	58%
(0.04)	9.95	9.43%	15.8	1.30%	0.22%	1.81%	(0.28)%	36%
(0.05)	9.13	(4.05)%	14.9	1.30%	0.46%	1.77%	(0.01)%	30%
(0.18)	9.57	0.85%	15.4	1.30%	0.77%	1.70%	0.37%	92%
(0.22)	9.66	27.15%	14.8	1.29%	1.17%	1.81%	0.66%	18%

(0.06)	8.08	(18.25)%	70.6	0.96%	0.52%	0.96%	0.52%	58%
(0.07)	9.96	9.89%	86.6	0.97%	0.56%	0.97%	0.56%	36%
(0.08)	9.13	(3.71)%	79.1	0.97%	0.78%	0.97%	0.78%	30%
(0.21)	9.57	1.21%	96.8	0.94%	1.15%	0.94%	1.15%	92%
(0.25)	9.66	27.38%	95.4	0.97%	1.47%	0.97%	1.47%	18%

The accompanying Notes to Financial Statements are an integral part of this statement.

ADDITIONAL INFORMATION

(unaudited)

Shareholder Notification of Federal Tax Information

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distribution in February 2015.

The funds designate the percentage of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and the percentage as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 as follows:

Fund	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Growth and Income Plus	21%	54%
Diversified Income Plus	11%	19%
Natural Resources	100%	100%

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Funds hereby designate the following amounts as long-term capital gains distributed during the year ended December 31, 2014, or if subsequently determined to be different, the net capital gain of such year:

Fund	Distributions of Long-Term Capital Gains
Growth and Income Plus	$1,664,046
Diversified Income Plus	$11,065,768

These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at Thrivent.com or www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s most recent Form N-Q Schedule of Investments also is at Thrivent.com or www.sec.gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board Approval of Advisory Agreement and Subadvisory Agreements

Both the Investment Company Act of 1940 (the “Investment Company Act”) and the terms of the Advisory and Subadvisory Agreements of the Thrivent Mutual Funds (the “Trust”) require that these agreements be approved annually by the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act (the “Independent Trustees”). The nine-member Board consists of eight Independent Trustees, including the Chairman.

ADDITIONAL INFORMATION

(unaudited)

At its meeting on October 28-29, 2014, the Board voted unanimously to renew the existing Advisory Agreement between the Trust and Thrivent Asset Management, LLC (the “Adviser”) for each series (each, a “Fund”) of the Trust. The Board also unanimously approved the Subadvisory Agreements for each of the Funds for which there is an investment subadviser (each a “Subadviser”). The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

1.	The nature, extent, and quality of the services provided by the Advisory Organizations;

2.	The performance of the Funds;

3.	The advisory fee and net operating expense ratio of each Fund compared to a peer group;

4.	The cost of services provided and profit realized by the Adviser;

5.	The extent to which economies of scale may be realized as the Funds grow;

6.	Whether fee levels reflect these economies of scale for the benefit of the Funds’ shareholders;

7.	Other benefits realized by the Adviser and its affiliates from their relationship with the Trust; and

8.	Any other factors that the Board deemed relevant to its consideration.

In connection with the renewal process, the Contracts Committee of the Board (consisting of all of the Independent Trustees) met on six occasions from February 25 to October 28, 2014 to consider information relevant to the renewal process. The Independent Trustees also retained the services of Management Practice, Inc. (“MPI”) as an independent consultant to assist in the compilation, organization, and evaluation of relevant information. This information included Fund-by-Fund statistical comparisons of the advisory fees, other fees, net operating expenses and performance of each of the Funds in comparison to a peer group of comparable funds; portfolio turnover percentages; information with respect to services provided to the Funds and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; asset and flow trends for the Funds; the cost of services and profit realized by the Adviser and its affiliates that provide services to the Funds; and information regarding the types of services furnished to the Funds. The Board received information from the investment management staff of the Adviser regarding the personnel providing services to the Funds, as well as changes in staff and systems and compliance enhancements. The Board also received periodic reports from the Adviser’s investment management staff with respect to the performance of the Funds. In addition to its review of the information presented to the Board during the contract renewal process, the Board also considered information obtained from management throughout the course of the year.

The Independent Trustees were represented by independent counsel throughout the review process and during executive sessions without management present to consider reapproval of the agreements. Each Independent Trustee relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented. The Contracts Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Trustee may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Funds by the Adviser and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Funds under the Advisory and Subadvisory Agreements. During the renewal process, the Board considered the specific services provided under the Advisory Agreement. The Board also considered information relating to the investment experience and qualifications of the Adviser’s portfolio managers and those of the Subadvisers.

The Board received reports at each of its quarterly meetings from the Adviser’s Head of Equity Investments and Head of Fixed Income Funds, as supplemented by the Adviser’s Chief Investment Officer, who was also present at all of the meetings. At each quarterly meeting, the Head of Equity Investments and Head of Fixed Income Funds presented information about each of the Funds. These reports and presentations gave the Board the opportunity to evaluate the portfolio managers’ abilities and the quality of services they provide to the Funds. The Adviser also reviewed with the Board the services provided by the Subadvisers. Information was also presented to the Board describing the portfolio compliance functions performed by the Adviser. The Independent Trustees also met in-person with and received quarterly reports from the Trust’s Chief Compliance Officer.

ADDITIONAL INFORMATION

(unaudited)

The Board considered the depth and quality of the Adviser’s oversight of the Subadvisers to the Trust. In addition, the Board noted the broad functions that the Adviser performed in support of the subadvised Funds, including, among other things, management of portfolio cash, subadviser expense management and payment and performance monitoring. The Board noted that investment management staff of the Adviser and the Trust’s Chief Compliance Officer conduct in-person oversight visits of each Subadviser, report the results of the visit to the Board and then follow through with additional inquiry on any questions or concerns that arise during the visit. The Board also noted that, as part of its oversight practice, the Adviser requires the Subadvisers to respond to a variety of compliance checklists and certifications to ensure their ongoing compliance with a subadvised Fund’s investment parameters. The Board noted that the Adviser requires the Subadvisers to complete an annual questionnaire addressing a range of compliance topics. In addition, the Board noted that the Adviser has dedicated personnel responsible for daily monitoring of the Subadvisers’ activities pertaining to the subadvised Funds.

The Board considered the adequacy of the Advisory Organizations’ resources used to provide services to the Trust pursuant to the Advisory and Subadvisory Agreements. The Adviser reviewed with the Board the Adviser’s process for overseeing the portfolio management teams of the Funds, and explained similarities and differences for how it oversees the Adviser’s teams and the teams of the Subadvisers. In addition, the Adviser explained how its investments in technology and personnel have benefitted the Funds and discussed continued investments in these resources. The Adviser also discussed how it has continued to strengthen its compliance program. The Adviser reviewed with the Board its process for selecting and overseeing the Subadvisers, including the results of on-site compliance due diligence visits. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated the Adviser’s commitment to provide the Funds with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and Subadvisers supported renewal of the Advisory Agreement and Subadvisory Agreements.

Performance of the Funds

In connection with each of its regular quarterly meetings, the Board received information on the performance of each Fund, including net performance, relative performance rankings within each Fund’s Lipper peer group, Morningstar ratings, and performance as compared to benchmark index returns. At each quarterly Board meeting, the Head of Equity Investments and Head of Fixed Income Funds reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Funds. The Board considered investment performance for each Fund, to the extent applicable, over the one-, two-, three-, five-, and ten-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record. Although the Board conducted its review on a Fund-by-Fund basis, it noted that, for the three-year period ended June 30, 2014, the average ranking of the Class A Funds against their Lipper categories was 55% (on a scale of 1-99%, with 1% being the best). The Board noted that, for the three-year period ended June 30, 2014, the average ranking of the Institutional Class Funds against their Lipper categories was 48% (on a scale of 1-99%, with 1% being the best).

The Board noted that certain Funds did not fit well within a Lipper peer group because of differences between the principal investment strategies of these Funds and funds included in their respective Lipper peer group. In such cases, the Adviser provided additional information regarding these Funds’ performance compared to a customized benchmark that the Adviser believed better represented the investment strategies of such Funds. The Board received from the Adviser additional information about certain Funds which had faced performance challenges, and how the Adviser was addressing such challenges. The Board concluded that the performance of each individual Fund was either satisfactory or that the Adviser had taken appropriate actions in an effort to improve performance.

Advisory Fees and Fund Expenses

The Board reviewed information prepared by MPI comparing each Fund’s advisory fee with the advisory fee of its peer group. The Board considered both the contractual and effective advisory fees for each of the Funds. The Board noted that the majority of the Funds’ advisory fees were at or below the medians of their peer groups, with many in the lowest (i.e., least expensive) quartile. Although the Board conducted its review on a Fund-by-Fund basis, it noted that the average ranking of the Class A Funds’ advisory fees was 30% and the average ranking of the Institutional Class Funds’ fees was 32% (on a scale of 1-99%, with 1% being the lowest fee). The Board viewed favorably the Adviser’s proposal to continue or extend fee waivers for certain Funds and considered the effect of the waivers in lowering the Funds’ expenses.

ADDITIONAL INFORMATION

(unaudited)

On the basis of its review, the Board concluded that the advisory fees charged to the Funds for investment management services were reasonable.

The Board also reviewed information prepared by MPI comparing each Fund’s overall expense ratio with the expense ratio of its peer group. The Board conducted its review on a Fund-by-Fund basis and noted that all but two of the Funds had better total net expense ratios than their peer group medians. The Board further noted that the Class A Funds had an average ranking of 35% while the Institutional Class Funds had an average ranking of 24% (on a scale of 1-99%, with 1% being the lowest expenses).

Cost of Services and Profitability

The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Funds. The internal audit department (i.e., Business Risk Management) of the Adviser conducted a review of such allocations and a department representative reported to the Board his views regarding the reasonableness and consistency of these allocations. The Board considered the profitability of the Adviser both overall and on a Fund-by-Fund basis. The Board also considered the expense reimbursements and waivers in effect. Based on its review of the data prepared by MPI and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Funds.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that those contracts had been negotiated on an arm’s-length basis between the Adviser and each Subadviser, and that each Subadviser’s separate profitability from its relationship with the Funds was not a material factor in determining whether to renew the Subadvisory Agreements.

Economies of Scale and Breakpoints

The Board considered information regarding the extent to which economies of scale may be realized as a Fund’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fee rates, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Fund’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers by the Adviser, and/or a lower overall fee rate. The Board viewed favorably that the Adviser would be implementing additional breakpoints for certain Funds effective January 1, 2015.

Other Benefits to the Adviser and its Affiliates

The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Trust, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, reputational benefits in the investment advisory community and the engagement of affiliates as service providers to the Funds. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers.

The Board also considered other potential benefits to the Adviser and its affiliates derived from its relationship with the Trust, including, among other things, research received by the Adviser generated from commission dollars spent on the Funds’ portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the costs relative to the services performed. The Board considered the Adviser’s brokerage reports and representations that it evaluates any soft-dollar arrangements for compliance with applicable requirements, particularly with respect to the safe harbor contained in Section 28(e) of the Securities Exchange Act of 1934, and for compliance with the Adviser’s duty to seek best execution.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements, and the Board, including all of the Independent Trustees voting separately, approved each of the agreements.

BOARD OF TRUSTEES AND OFFICERS

The following table provides information about the Trustees and Officers of the Trust. Each Trustee oversees each of the 26 series of the Trust and also serves as:

•

Director of Thrivent Series Fund, Inc., a registered investment company consisting of 33 portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company and investment options in the retirement plan offered by Thrivent Financial, and

•

Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one portfolio that serves as a cash collateral fund for the securities lending program sponsored by Thrivent Financial.

The 26 series of the Trust, the 33 portfolios of Thrivent Series Fund, Inc. and Thrivent Cash Management Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-847-4836.

Interested Trustee (1)(2)(3)(4)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Russell W. Swansen (1957) 2008	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2003.

Independent Trustees (2)(3)(4)(5)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Janice B. Case (1952) 2011	Independent Trustee of North American Electric Reliability Corporation (self-regulatory organization) since 2008.

Richard L. Gady (1943) 1987	Retired.

Richard A. Hauser (1943) 2004	Vice President and Assistant General Counsel, The Boeing Company since 2007.

Marc S. Joseph (1960) 2011	Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004.

Paul R. Laubscher (1956) 2009	Portfolio Manager for U.S. private real estate portfolios of IBM Retirement Funds.

James A. Nussle (1960) 2011	President and Chief Executive Officer of Credit Union National Association since September 2014; President and Chief Operating Officer of Growth Energy (trade association) from 2010 through August 2014; Advisory Board member of AVISTA Capital Partners (private equity firm) since 2010; Contributor on CNBC (media) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009.

Douglas D. Sims (1946) 2006	Currently, Director of Keystone Science School. Previously, Director of the Center for Corporate Excellence.

Constance L. Souders (1950) 2007	Retired.

BOARD OF TRUSTEES AND OFFICERS

Executive Officers (4)

Name (Year of Birth) Position Held With Thrivent	Principal Occupation(s) During the Past Five Years
Russell W. Swansen (1957) President	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2003.

David S. Royal (1971) Secretary and Chief Legal Officer	Vice President, Deputy General Counsel since 2006; Interim Investment Company and Investment Adviser Chief Compliance Officer from May 2010 until December 2010.

Gerard V. Vaillancourt (1967) Treasurer and Principal Accounting Officer	Vice President, Mutual Fund Accounting since 2006.

Ted S. Dryden (1965) Chief Compliance Officer	Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since December 2010; Chief Compliance Officer, OptumHealth Financial Services from 2009 to 2010; Vice President, Asset Management Compliance, Ameriprise Financial from 2006 to 2009.

Janice M. Guimond (1965) Vice President	Vice President, Investment Operations, Thrivent Financial since 2004.

Kathleen M. Koelling (1977) Anti-Money Laundering Officer (6)	Privacy and Anti-Money Laundering Officer, Thrivent Financial since 2011; Senior Counsel, Thrivent Financial since 2002.

Mark D. Anema (1961) Vice President	Vice President, New Product Management and Development, Thrivent Financial since 2007.

Karen L. Larson (1965) Assistant Vice President	Vice President, Member and Field Support Services, Thrivent Financial since 2010; Vice President, Thrivent Brokerage Managed Accounts from 2009 to 2010.

Michael W. Kremenak (1978) Assistant Secretary	Senior Counsel, Thrivent Financial since January 2013; Vice President and Assistant General Counsel at Nuveen Investments 2011 until 2013; Attorney at FAF Advisors 2009 to 2010; Associate at Skadden, Arps, Slate, Meagher & Flom 2005 to 2009.

James M. Odland (1955) Assistant Secretary	Vice President and Managing Counsel, Thrivent Financial since 2005.

Todd J. Kelly (1969) Assistant Treasurer (6)	Director, Fund Accounting Operations, Thrivent Financial since 2002.

Sarah L. Bergstrom (1977) Assistant Treasurer	Director, Fund Accounting Administration, Thrivent Financial since 2007.

(1)	“Interested Trustee” of the Fund as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Mr. Swansen is considered an interested trustee because of his principal occupation with Thrivent Financial.
(2)	Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Trustees serve at the discretion of the board until their successors are duly appointed and qualified.
(3)	Each Trustee oversees 60 portfolios.
(4)	The address for each Trustee and Officer unless otherwise noted is 625 Fourth Avenue South, Minneapolis, MN 55415
(5)	The Trustees other than Mr. Swansen are not “interested trustees” of the Fund and are referred to as “Independent Trustees.”
(6)	The address for this Officer is 4321 North Ballard Road, Appleton, Wl 54913

THRIVENT
MUTUAL FUNDS

NO POSTAGE
NECESSARY
IF MAILED
IN THE
UNITED STATES

BUSINESS REPLY MAIL

FIRST-CLASS MAIL PERMIT NO. 184 APPLETON, WI

POSTAGE WILL BE PAID BY ADDRESSEE

ATTN: CHOOSE PAPERLESS DELIVERY
THRIVENT FINANCIAL
4321 N BALLARD RD
APPLETON WI 54913-9847

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Why should you consider paperless delivery?

- It provides you with easy access to prospectuses and financial reports, allowing you to view your information anytime, anywhere, without having to dig through files of paper.
- It's simple and safe. Your personal information will always be protected by a password, making it much more secure than an envelope in your mailbox.
- It's less expensive than mailing.
- It's good for the environment. Each year, Thrivent Financial uses nearly 50 million sheets of paper to communicate with our members. That's as many as 26 acres of trees that could be saved by choosing paperless delivery.

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THRIVENT®
MUTUAL FUNDS

625 Fourth Ave. S., Minneapolis, MN 55415-1665

We're listening to you!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836. If you wish to revoke householding in the future, you may write to us at 4321 N. Ballard Road, Appleton, WI, 54919-0001 or by calling us at 800-847-4836. We will begin to mail separate regulatory mailings within 30 days of receiving your request.

Choose Paperless Delivery

By signing below, I request electronic delivery of the following documents regarding my Thrivent Mutual Funds and variable insurance products issued by Thrivent Financial and Thrivent Life Insurance Company (including Thrivent Series Fund, Inc.):

- **Prospectuses**
- **Annual and semiannual reports**
- **Annual privacy notices**

Please note: Electronic delivery is currently not available for business accounts, trust accounts and minor accounts.

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I understand and agree to the following:

- I will receive electronic delivery of the documents designated above.
- I will no longer receive paper copies of these documents in the mail.
- A link to a printable copy of the annual privacy notice will be sent to me by electronic means at the email address I provide, and I will continue to receive other privacy notices including copies of the Thrivent Financial health privacy notice and/or Notice of Insurance Information Practices by regular mail.
- I will receive periodic emails directing me to Thrivent Financial's website where documents will be available.
- I will update Thrivent Financial if my email address changes.
- I have the ability to access the Internet at my own cost and will need Adobe® Reader® to view the documents. (If I don't have it, I can download Reader® free from adobe.com.)
- This consent can be used for Thrivent Financial products that I currently own or may purchase in the future, until consent is revoked.
- I can request specific documents in paper form free of charge without revoking this consent by calling Thrivent Financial Customer Service at 800-847-4836.
- My consent will remain in effect until I revoke it. I can revoke this consent or update my information at any time by changing my preference to "U.S. Mail" in the Preference Center at Thrivent.com/gopaperless (requires registration) or by calling 800-847-4836.

Each investor requesting paperless must complete.

Investor 1: ______________________ (Please print first and last name)   Investor 2: ______________________ (Please print first and last name)

Email: ______________________   Email: ______________________

Signature: ______________________   Signature: ______________________

Address (if different than above): ______________________

City: ______________ State: ______________ ZIP: ______________

Securities offered through Thrivent Investment Management Inc., 625 Fourth Ave. S., Minneapolis, MN 55415, a FINRA and SIPC member and a wholly owned subsidiary of Thrivent Financial, the marketing name for Thrivent Financial, Appleton, WI.

24042AR R2-15

Item 1.	Report to Stockholders

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Constance L. Souders, an independent trustee, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a) through (d)

Thrivent Natural Resources Fund, Thrivent Growth and Income Plus Fund, and Thrivent Diversified Income Plus Fund (each a “Fund” and collectively, the “Funds”) are each a series of Thrivent Mutual Funds, a Massachusetts business trust (the “Trust”). The Trust, as of the date of filing this Form N-CSR, contains a total of 26 series (the “Series”), including the Funds. This Form N-CSR relates to the annual report of each Fund.

The following table presents the aggregate fees billed to the Funds for the respective fiscal years ended December 31, 2014 and December 31, 2013 by the Funds’ independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	12/31/13	12/31/14
Audit Fees	$29,185	$40,489
Audit-Related Fees(1)	$297	$0
Tax Fees(2)	$23,995	$17,174
All Other Fees(3)	$0	$0

Total	$53,477	$57,663

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The following table presents the aggregate fees billed to all Series of the Trust (other than the Funds) with fiscal years ending on October 31 for the fiscal years ended October 31, 2013 and October 31, 2014 by PwC for professional services rendered for the audit of the annual financial statements of the applicable Series and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$357,151	$371,291
Audit-Related Fees(1)	$3,621	$0
Tax Fees(2)	$113,967	$119,953
All Other Fees(3)	$0	$0

Total	$474,739	$491,244

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)	Registrant’s audit committee charter, adopted in February 2010, provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)	Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2014 was for work performed by persons other than full-time permanent employees of PwC.

(g)	The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years set forth below are disclosed in the table below. The disclosed payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards.

Fiscal Year Ended	10/31/13	12/31/13	10/31/14	12/31/14
Registrant(1)	$0	$0	$0	$0
Adviser	$1,800	$1,800	$3,600	$3,600

(h)	Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a) Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b) Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a) The code of ethics pursuant to Item 2 is attached hereto.

(b) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 26, 2015	THRIVENT MUTUAL FUNDS

By:
/s/ David S. Royal
David S. Royal
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 26, 2015	By:
/s/ David S. Royal
David S. Royal
President

Date: February 26, 2015	By:
/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer